UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/10
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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Portfolios

Annual Report
12.31.10

John Hancock
Lifestyle Aggressive Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund of funds and normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	98% of Total

U.S. Large Cap	46%

International Large Cap	11%

U.S. Mid Cap	10%

Emerging Markets	9%

U.S. Small Cap	6%

Large Blend	5%

International Small Cap	4%

Natural Resources	3%

Real Estate	2%

Small Value	1%

Small Growth	1%

Fixed Income	2% of Total

Currency	2%

As a percentage of net assets on 12-31-10.

Portfolio results

For the 12 months ended December 31, 2010, John Hancock Lifestyle Aggressive Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 15.50%, 14.61%, 14.61%, 14.99%, 15.21%, 15.56%, 15.84% and 16.01%, respectively, at net asset value. In comparison, the Portfolio’s benchmark indexes — the S&P 500 Index and the MSCI EAFE Index — returned 15.06% and 8.21% respectively, during the same period. The Portfolio also topped the 14.01% average return of Morningstar, Inc.’s large blend fund category.1

Performance review

Our asset allocation positioning drove the Portfolio’s performance as compared to the S&P 500 Index. In particular, allocations to assets viewed as having higher levels of risk relative to the index made the biggest positive contributions, including U.S. small- and mid-cap, international small-cap and emerging-market stocks. Among non-traditional investments, our allocation to natural resource equities also helped performance. These positive contributions were partially offset by weightings in international large-cap stocks, which lagged for the first time in seven years.

Results were mixed for performance of our underlying funds. On the positive front, four of our active international large-cap funds outperformed the MSCI EAFE Index. International Core Fund (GMO), for example, was helped by strong stock selection in almost all sectors. International Value Fund (Franklin) had success with good selection among financials and tech stocks. International Opportunities Fund (Marsico) added value with a focus on growth stocks over value. Additionally, in a very strong year for international small-cap and emerging-market equities, all three of our active managers topped their benchmarks in their asset classes. For example, Emerging Markets Fund (DFA) beat its index by overweighting smaller-cap issues.

Several of our domestic large-cap managers had less successful relative results. U.S. Multi Sector Fund (GMO), for example, was hurt by its high-quality weightings. Fundamental Value Fund (Davis) trailed its large-cap benchmark because of selections in the energy sector. Technical Opportunities Fund (Wellington) had a large cash position for most of the year, which detracted from performance in a strong market. Among the bright spots was the outperformance of Value & Restructuring Fund (Columbia) whose investments in the metals and mining sector were helped by surging commodity prices. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Portfolio reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks soon give way to outperformance.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

4	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Aggressive Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	$11,519	$11,535	$10,564	$11,836	$12,005	$12,181	$12,266

With maximum sales charge	11,421	11,535	10,564	11,836	12,005	12,181	12,266

Index 1	11,796	11,796	10,449	11,796	11,796	11,796	11,831

Index 2[2]	12,439	12,439	10,220	12,439	12,439	12,439	12,380

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of 12-31-10. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) — Index 2 — is a free floating adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 12-31-10

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	9.72%	9.61%	13.61%	14.99%	15.21%	15.56%	15.84%	16.01%

Average annual returns — 5 years	1.32%	1.26%	1.63%	—	2.15%	2.43%	2.72%	2.86%

Average annual returns — Since inception	2.49%	2.59%	2.78%	1.29%	3.29%	3.57%	3.86%	4.00%

Cumulative returns — 1 year	9.72%	9.61%	13.61%	14.99%	15.21%	15.56%	15.84%	16.01%

Cumulative returns — 5 years	6.77%	6.44%	8.44%	—	11.24%	12.78%	14.37%	15.15%

Cumulative returns — Since inception	13.66%	14.21%	15.35%	5.64%	18.36%	20.05%	21.81%	22.66%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-11, for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.54%, Class B — 2.24%, Class C — 2.24% and Class R1 — 1.99%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.61%, Class B — 2.49%, Class C — 2.32% and Class R1 — 2.05%. For the other classes, the net expenses equal the gross expenses and are as follows: Class R3 — 1.84%, Class R4 — 1.51%, Class R5 — 1.21% and Class 1 — 1.00%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 shares prospectuses.

2 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	5

John Hancock
Lifestyle Growth Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	80% of Total

U.S. Large Cap	41%

International Large Cap	9%

Emerging Markets	7%

U.S. Mid Cap	7%

Large Blend	5%

International Small Cap	3%

U.S. Small Cap	3%

Natural Resources	2%

Real Estate	2%

Small Value	1%

Fixed Income	20% of Total

Multi-Sector Bond	5%

High-Yield Bond	4%

Intermediate Bond	4%

Bank Loan	3%

Currency	2%

Global Bond	1%

Treasury Inflation-
Protected Securities	1%

As a percentage of net assets on 12-31-10.

Portfolio results

For the 12 months ended December 31, 2010, John Hancock Lifestyle Growth Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 14.77%, 13.81%, 13.93%, 14.28%, 14.46%, 14.80%, 15.06%, 15.30%, and 15.28%, respectively, at net asset value. In comparison, the broad S&P 500 Index returned 15.06%, the Barclays Capital U.S. Aggregate Bond Index returned 6.54% and a blended index combining 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index returned 13.68% during the same period. The Portfolio’s Class A shares topped the 14.01% average return of Morningstar, Inc.’s large blend fund category.1

Performance review

Our asset allocation positioning drove the Portfolio’s outperformance of the blended index. In particular, allocations to assets viewed as having higher levels of risk relative to the index made the biggest positive contributions, including U.S. small- and mid-cap, international small-cap and emerging-market stocks. Among non-traditional investments, our allocation to natural resource equities also helped performance. These positive contributions were partially offset by weightings in international large-cap stocks, which lagged for the first time in seven years.

Results were mixed for performance of our underlying funds. On the positive front, four of our active international funds outperformed the MSCI EAFE Index. International Core Fund (GMO), for example, was helped by strong stock selection in almost all sectors. International Value Fund (Franklin) had success with good selection among financials and tech stocks. International Opportunities Fund (Marsico) added value with a focus on growth stocks over value. Additionally, in a very strong year for international small-cap and emerging-market equities, all three of our active managers topped their benchmarks in their asset classes. For example, Emerging Markets Fund (DFA) beat its index by overweighting smaller-cap issues.

Several of our domestic large-cap managers had less successful relative results. U.S. Multi Sector Fund (GMO), for example, was hurt by its high-quality weightings. Fundamental Value Fund (Davis) trailed its large-cap benchmark because of selections in the energy sector. Technical Opportunities Fund (Wellington) had a large cash position for most of the year, which detracted from performance in a strong market. Among the bright spots was the outperformance of Value & Restructuring Fund (Columbia) whose investments in the metals and mining sector were helped by surging commodity prices. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Portfolio reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks soon give way to outperformance.

The Portfolio’s fixed-income managers added value, with seven of eleven beating their benchmarks. Managers with flexibility to choose among credit sectors such as High Income Fund (John Hancock) and Active Bond Fund (John Hancock/Declaration) were especially strong contributors.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Growth Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$11,932	$11,960	$11,101	$12,258	$12,441	$12,627	$12,703	$11,685

With maximum sales charge	11,835	11,960	11,101	12,258	12,441	12,627	12,703	11,685

Index 1	11,796	11,796	10,449	11,796	11,796	11,796	11,831	10,904

Index 2	13,407	13,407	12,979	13,407	13,407	13,407	13,412	13,352

Index 3	12,260	12,260	11,051	12,260	12,260	12,260	12,290	11,499

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of 12-31-10. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

80% S&P 500/20% Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 12-31-10

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	8.99%	8.81%	12.93%	14.28%	14.46%	14.80%	15.06%	15.30%	15.28%

Average annual returns — 5 years	2.27%	2.21%	2.60%	—	3.10%	3.39%	3.69%	3.81%	—

Average annual returns — Since inception	3.20%	3.29%	3.50%	2.46%	3.99%	4.28%	4.58%	4.70%	3.52%

Cumulative returns — 1 year	8.99%	8.81%	12.93%	14.28%	14.46%	14.80%	15.06%	15.30%	15.28%

Cumulative returns — 5 years	11.88%	11.57%	13.68%	—	16.48%	18.16%	19.87%	20.56%	—

Cumulative returns — Since inception	17.84%	18.35%	19.60%	11.01%	22.58%	24.41%	26.27%	27.03%	16.85%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-11, for Class A, Class B and Class C shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.18%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.31%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.47%, Class C — 2.18%, Class R1 — 1.85%, Class R3 — 1.71%, Class R4 — 1.37%, Class R5 — 1.09%, Class 1 — 0.94% and Class 5 — 0.90%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

2 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	7

John Hancock
Lifestyle Balanced Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	58% of Total

U.S. Large Cap	32%

International Large Cap	6%

Emerging Markets	4%

U.S. Mid Cap	4%

Large Blend	4%

Real Estate	2%

International Small Cap	2%

U.S. Small Cap	2%

Natural Resources	2%

Fixed Income	42% of Total

Intermediate Bond	12%

Multi-Sector Bond	10%

High-Yield Bond	9%

Bank Loan	3%

Global Bond	3%

Treasury Inflation-
Protected Securities	3%

Currency	2%

As a percentage of net assets on 12-31-10.

Portfolio results

For the 12 months ended December 31, 2010, John Hancock Lifestyle Balanced Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 13.13%, 12.23%, 12.34%, 12.75%, 12.89%, 13.19%, 13.52%, 13.57%, and 13.71%, respectively, at net asset value. In comparison, the broad S&P 500 Index returned 15.06%, the Barclays Capital U.S. Aggregate Bond Index returned 6.54% and a blended index combining 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index returned 12.13% during the same period. The Portfolio’s results also topped the 11.83% average return of Morningstar, Inc.’s moderate allocation fund category.1

Performance review

Our asset allocation positioning drove the Portfolio’s outperformance of the combined index. Allocations to credit sectors including non-investment-grade bonds were major contributors to the positive results. In the equity portion of the Portfolio, weightings in small- and mid-cap stocks, emerging markets and non-traditional investments such as real estate helped relative performance. However, this was partially offset by allocations to international large-cap stocks, which lagged for the first time in seven years.

Fixed-income managers overall topped their funds’ indexes. Strategic Income Opportunities Fund (John Hancock) performed well due to its holdings in non-investment-grade bonds and its favorable currency positioning throughout the year. High Income Fund (John Hancock) and Active Bond Fund (John Hancock/Declaration) also contributed positively to results.

Results were mixed for equity managers, with the biggest positive contributions coming from the international sector. Strong stock selection by all four of our large-cap international managers — International Core Fund (GMO), International Value Fund (Franklin), International Growth Stock Fund (Invesco) and International Opportunities Fund (Marsico) –- helped them outperform the MSCI EAFE Index. Emerging Markets Fund (DFA) beat its index by overweighting smaller-cap issues.

Several of our domestic large-cap managers had less successful relative results. The U.S. Multi Sector Fund (GMO), for example, was hurt by its high-quality weightings. Fundamental Value Fund (Davis) trailed its large-cap benchmark because of selections in the energy sector. Technical Opportunities Fund (Wellington) had a large cash position for most of the year, which detracted from performance in a strong market. Among the bright spots was the outperformance of Value & Restructuring Fund (Columbia) whose investments in the metals and mining sector were helped by surging commodity prices. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Portfolio reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks soon give way to outperformance.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

8	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Balanced Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$12,233	$12,286	$11,434	$12,583	$12,768	$12,964	$13,015	$12,180

With maximum sales charge	12,135	12,286	11,434	12,583	12,768	12,964	13,015	12,180

Index 1	11,796	11,796	10,449	11,796	11,796	11,796	11,831	10,904

Index 2	13,407	13,407	12,979	13,407	13,407	13,407	13,412	13,352

Index 3	12,658	12,658	11,613	12,658	12,658	12,658	12,683	12,049

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1, and Class 5 shares, respectively, as of 12-31-10. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

60% S&P 500/40% Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 12-31-10

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	7.50%	7.23%	11.34%	12.75%	12.89%	13.19%	13.52%	13.57%	13.71%

Average annual returns — 5 years	3.00%	2.92%	3.34%	—	3.85%	4.14%	4.45%	4.52%	—

Average annual returns — Since inception	3.73%	3.79%	4.03%	3.17%	4.51%	4.81%	5.11%	5.18%	4.48%

Cumulative returns — 1 year	7.50%	7.23%	11.34%	12.75%	12.89%	13.19%	13.52%	13.57%	13.71%

Cumulative returns — 5 years	15.94%	15.48%	17.86%	—	20.77%	22.49%	24.30%	24.76%	—

Cumulative returns — Since inception	20.98%	21.35%	22.86%	14.34%	25.83%	27.68%	29.64%	30.15%	21.80%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-11, for Class A, Class B and Class C shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.16%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.21%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.38%, Class C — 2.08%, Class R1 — 1.88%, Class R3 — 1.65%, Class R4 — 1.34%, Class R5 — 1.03%, Class 1 — 0.92% and Class 5 — 0.88%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

2 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	9

John Hancock
Lifestyle Moderate Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	37% of Total

U.S. Large Cap	20%

International Large Cap	6%

Real Estate	3%

U.S. Mid Cap	3%

Large Blend	2%

U.S. Small Cap	1%

Natural Resources	1%

Emerging Markets	1%

Fixed Income	63% of Total

Intermediate Bond	25%

Multi-Sector Bond	14%

High-Yield Bond	9%

Bank Loan	5%

Global Bond	4%

Treasury Inflation-
Protected Securities	4%

Currency	2%

As a percentage of net assets on 12-31-10.

Portfolio results

For the 12 months ended December 31, 2010, John Hancock Lifestyle Moderate Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 11.85%, 11.05%, 11.15%, 11.45%, 11.56%, 11.84%, 12.35%, 12.43%, and 12.50%, respectively, at net asset value. In comparison, the broad Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the S&P 500 Index returned 15.06% and a blended index combining 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index returned 10.41% during the same period. The Portfolio’s results also topped the average 10.03% return of Morningstar, Inc.’s conservative allocation fund category.1

Performance review

Our overall asset allocation was the primary driver of the Portfolio’s outperformance of the blended index. Allocations to credit sectors including non-investment-grade bonds were the biggest contributors to the positive results. In the equity portion of the Portfolio, weightings in small- and mid-cap stocks, emerging markets and non-traditional investments such as real estate helped relative performance. However, this was partially offset by allocations to international large-cap stocks, which lagged for the first time in seven years.

Fixed-income managers overall topped their indexes. Strategic Income Opportunities Fund (John Hancock) performed well due to its holdings in non-investment-grade bonds and its favorable currency positioning throughout the year. High Income Fund (John Hancock) and Active Bond Fund (John Hancock/Declaration) also contributed positively to results.

Results were mixed for active equity managers, with the biggest positive contributions coming from the international sector. Strong stock selection by all four of our large-cap international managers — International Core Fund (GMO), International Value Fund (Franklin), International Growth Stock Fund (Invesco) and International Opportunities Fund (Marsico) — helped them outperform the MSCI EAFE Index. Emerging Markets Fund (DFA) beat its index by overweighting smaller-cap issues.

Several of our domestic large-cap managers had less successful results. U.S. Multi Sector Fund (GMO), for example, was hurt by its high-quality weightings. Fundamental Value Fund (Davis) trailed its large-cap benchmark because of selections in the energy sector. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Portfolio reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks soon give way to outperformance.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

10	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Moderate Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	$12,409	$12,468	$11,867	$12,754	$12,914	$13,141	$13,216	$12,607

With maximum sales charge	12,311	12,468	11,867	12,754	12,914	13,141	13,216	12,607

Index 1	11,796	11,796	10,449	11,796	11,796	11,796	11,831	10,904

Index 2	13,407	13,407	12,979	13,407	13,407	13,407	13,412	13,352

Index 3	12,985	12,985	12,126	12,985	12,985	12,985	13,003	12,546

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of 12-31-10. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

40% S&P 500/60% Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 12-31-10

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	6.26%	6.05%	10.15%	11.45%	11.56%	11.84%	12.35%	12.43%	12.50%

Average annual returns — 5 years	3.54%	3.46%	3.87%	—	4.34%	4.59%	4.95%	5.08%	—

Average annual returns — Since inception	4.02%	4.08%	4.33%	4.07%	4.78%	5.04%	5.39%	5.49%	5.28%

Cumulative returns — 1 year	6.26%	6.05%	10.15%	11.45%	11.56%	11.84%	12.35%	12.43%	12.50%

Cumulative returns — 5 years	18.99%	18.54%	20.93%	—	23.67%	25.16%	27.30%	28.11%	—

Cumulative returns — Since inception	22.78%	23.11%	24.68%	18.67%	27.54%	29.14%	31.41%	32.16%	26.07%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-11, for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.13% and Class R1 — 1.88%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.19% and Class R1 — 1.92%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.32%, Class C — 2.03%, Class R3 — 1.73%, Class R4 — 1.48%, Class R5 — 1.10%, Class 1 — 0.89% and Class 5 — 0.85%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares prospectuses.

2 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	11

John Hancock
Lifestyle Conservative Portfolio

Goal and strategy

The Portfolio seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	20% of Total

U.S. Large Cap	10%

International Large Cap	4%

Real Estate	3%

U.S. Mid Cap	1%

U.S. Small Cap	1%

Natural Resources	1%

Fixed Income	80% of Total

Intermediate Bond	36%

Multi-Sector Bond	17%

High-Yield Bond	8%

Bank Loan	5%

Global Bond	4%

Short-Term Bond	4%

Treasury Inflation-
Protected Securities	4%

Currency	2%

As a percentage of net assets on 12-31-10.

Portfolio results

For the 12 months ended December 31, 2010, John Hancock Lifestyle Conservative Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 9.96%, 9.16%, 9.28%, 9.56%, 9.68%, 9.90%, 10.34% and 10.51% respectively, at net asset value. In comparison, the broad Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the S&P 500 Index returned 15.06% and a blended index combining 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index returned 8.55% during the same period. The Portfolio’s Class A shares underperformed the average 10.03% return of Morningstar, Inc.’s conservative allocation category.1

Performance review

Asset allocation and strong manager performance both helped the Portfolio outperform the blended index. Allocations to credit sectors including non-investment grade bonds were major contributors to the positive results, which were partially offset by weightings to short-term and global bonds — sectors that underperformed their benchmarks. Positive equity contributions came from weightings to non-traditional sectors such as real estate and natural resources. These positive contributions were partially offset by allocations to international large-cap stocks, which lagged for the first time in seven years.

Fixed-income managers overall topped their indexes. Strategic Income Opportunities Fund (John Hancock) performed well due to its holdings in non-investment-grade bonds and its favorable currency positioning throughout the year. High Income Fund (John Hancock) and Active Bond Fund (John Hancock/Declaration) also contributed positively to results.

Results were mixed for active equity managers, with the biggest positive contributions coming from the international sector. Strong stock selection by our large-cap international managers — International Core Fund (GMO) and International Value Fund (Franklin) — helped them outperform the MSCI EAFE Index.

Several of our domestic large-cap managers had less successful results. U.S. Multi Sector Fund (GMO), for example, was hurt by its high-quality weightings — investors favored riskier issues. Fundamental Value Fund (Davis) trailed its large-cap benchmark because of selections in the energy sector. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Portfolio reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks soon give way to outperformance.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

12	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Conservative Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	$12,624	$12,658	$12,254	$12,975	$13,119	$13,353	$13,436

With maximum sales charge	12,527	12,658	12,254	12,975	13,119	13,353	13,436

Index 1	11,796	11,796	10,449	11,796	11,796	11,796	11,831

Index 2	13,407	13,407	12,979	13,407	13,407	13,407	13,412

Index 3	13,236	13,236	12,583	13,236	13,236	13,236	13,248

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of 12-31-10. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

20% S&P 500/80% Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended 12-31-10

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	4.46%	4.16%	8.28%	9.56%	9.68%	9.90%	10.34%	10.51%

Average annual returns — 5 years	4.13%	4.07%	4.46%	—	4.96%	5.18%	5.54%	5.67%

Average annual returns — Since inception	4.35%	4.42%	4.63%	4.85%	5.13%	5.35%	5.71%	5.83%

Cumulative returns — 1 year	4.46%	4.16%	8.28%	9.56%	9.68%	9.90%	10.34%	10.51%

Cumulative returns — 5 years	22.45%	22.05%	24.40%	—	27.39%	28.74%	30.97%	31.75%

Cumulative returns — Since inception	24.80%	25.27%	26.58%	22.54%	29.75%	31.19%	33.53%	34.36%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 4-30-11, for Class R1, Class R3, Class R4 and Class R5 shares. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class R1 — 1.85% and Class R4 — 1.45%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class R1 — 1.91% and Class R4 — 1.52%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.27%, Class B — 2.10%, Class C — 1.99%, Class R3 — 1.67%, Class R5 — 1.08% and Class 1 — 0.87%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 shares prospectuses.

2 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	13

Your expenses

As a shareholder of a John Hancock Funds II Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	Lifestyle Portfolios | Annual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-10	12-31-10	7-1-10–12-31-10	Expense Ratio[2]
Lifestyle Aggressive Portfolio

Class A	Actual	$1,000.00	$1,254.70	$3.30	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%

Class B	Actual	1,000.00	1,249.60	7.65	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,249.60	7.48	1.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%

Class R1	Actual	1,000.00	1,252.50	5.22	0.92%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%

Class R3	Actual	1,000.00	1,252.80	4.94	0.87%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%

Class R4	Actual	1,000.00	1,254.20	3.58	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%

Class R5	Actual	1,000.00	1,256.00	1.65	0.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%

Class 1	Actual	1,000.00	1,256.90	0.63	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Lifestyle Growth Portfolio

Class A	Actual	$1,000.00	$1,209.80	$3.06	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%

Class B	Actual	1,000.00	1,203.90	7.50	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,205.10	6.95	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%

Class R1	Actual	1,000.00	1,207.50	4.79	0.86%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%

Class R3	Actual	1,000.00	1,207.60	4.67	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%

Class R4	Actual	1,000.00	1,209.00	2.90	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%

Class R5	Actual	1,000.00	1,211.70	1.28	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17	0.23%

Class 1	Actual	1,000.00	1,212.30	0.61	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,212.10	0.33	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Annual report | Lifestyle Portfolios	15

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-10	12-31-10	7-1-10–12-31-10	Expense Ratio[2]
Lifestyle Balanced Portfolio

Class A	Actual	$1,000.00	$1,165.40	$3.00	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%

Class B	Actual	1,000.00	1,160.90	6.86	1.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%

Class C	Actual	1,000.00	1,161.30	6.81	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%

Class R1	Actual	1,000.00	1,163.00	4.80	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

Class R3	Actual	1,000.00	1,163.30	4.42	0.81%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%

Class R4	Actual	1,000.00	1,165.40	2.73	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%

Class R5	Actual	1,000.00	1,167.40	1.09	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Class 1	Actual	1,000.00	1,167.60	0.60	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,168.80	0.33	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Lifestyle Moderate Portfolio

Class A	Actual	$1,000.00	$1,122.30	$3.05	0.57%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%

Class B	Actual	1,000.00	1,118.80	7.05	1.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%

Class C	Actual	1,000.00	1,119.30	6.78	1.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%

Class R1	Actual	1,000.00	1,121.00	5.29	0.99%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%

Class R3	Actual	1,000.00	1,121.70	4.87	0.91%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%

Class R4	Actual	1,000.00	1,122.60	3.42	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%

Class R5	Actual	1,000.00	1,125.20	1.45	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%

Class 1	Actual	1,000.00	1,125.80	0.59	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,126.20	0.32	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

16	Lifestyle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-10	12-31-10	7-1-10–12-31-10	Expense Ratio[2]
Lifestyle Conservative Portfolio

Class A	Actual	$1,000.00	$1,080.30	$2.99	0.57%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%

Class B	Actual	1,000.00	1,076.30	6.80	1.30%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%

Class C	Actual	1,000.00	1,077.40	6.65	1.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%

Class R1	Actual	1,000.00	1,078.10	4.77	0.91%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%

Class R3	Actual	1,000.00	1,078.80	4.72	0.90%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%

Class R4	Actual	1,000.00	1,080.60	3.46	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%

Class R5	Actual	1,000.00	1,082.90	1.37	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%

Class 1	Actual	1,000.00	1,083.40	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

2 The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
Period ended	Aggressive	Growth	Balanced	Moderate	Conservative
12-31-10	0.48%–1.39%	0.48%–1.39%	0.48%–1.39%	0.48%–1.14%	0.48%–1.13%

Annual report | Lifestyle Portfolios	17

Portfolio’s investments

Investment companies

Underlying Funds’ Subadvisers

American Century Management, Inc.	(American Century)

Columbia Management Investment
Advisors, LLC	(Columbia)

Davis Selected Advisors, L.P.	(Davis)

Declaration Management &	(Declaration)
Research LLC

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

Epoch Investment Partners, Inc.	(Epoch)

First Quadrant L.P.	(First Quadrant)
Franklin Mutual Advisers

Franklin Templeton Investment Corp.	(Franklin)
Templeton Investment Counsel, LLC

Frontier Capital Management Company	(Frontier)

Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)

Invesco Advisers, Inc.	(Invesco)

Jennison Associates LLC	(Jennison)

John Hancock Asset Management*	(John Hancock)

Lord Abbett	(Lord Abbett)

Marsico Capital Management, LLC	(Marsico)

Pacific Investment Management Company	(PIMCO)

Perimeter Capital Management, LLC	(Perimeter)

QS Investors, LLC	(QS Investors)

Rainier Investment Management, Inc.	(Rainier)

Robeco Investment Management, Inc.	(Robeco)

SSgA Funds Management, Inc.	(SSgA)

Stone Harbor Investment Partners, LP	(Stone Harbor)

T. Rowe Price Associates, Inc.	(T. Rowe Price)
UBS Global Asset Management

(Americas) Inc.	(UBS)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Inc.	(Wells Capital)

Western Asset Management Company	(WAMCO)

* Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

Lifestyle Aggressive Portfolio

Securities owned by the Portfolio on 12-31-10

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 98.00%

John Hancock Funds (G) 1.00%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	2,877,780	$38,648,586

John Hancock Funds II (G) 88.16%

All Cap Core, Class NAV (QS Investors)	11,170,112	96,621,465

All Cap Value, Class NAV (Lord Abbett)	5,723,223	65,702,596

Alpha Opportunities, Class NAV (Wellington)	17,055,717	199,040,216

Blue Chip Growth, Class NAV (T. Rowe Price)	11,150,448	228,026,655

Capital Appreciation, Class NAV (Jennison)	16,788,836	189,378,070

Emerging Markets, Class NAV (DFA)	29,996,859	367,161,564

Equity-Income, Class NAV (T. Rowe Price)	13,345,882	189,378,070

Fundamental Value, Class NAV (Davis)	13,207,712	199,040,217

Global Real Estate, Class NAV (Deutsche)	2,593,865	19,324,293

Heritage, Class NAV (American Century) (I)	5,239,776	48,310,732

Index 500, Class NAV (John Hancock2) (A)	20,395,618	189,271,337

International Equity Index, Class NAV (SSgA)	1,626,444	28,771,790

International Growth Stock , Class NAV (Invesco) (I)	2,635,497	28,726,913

International Opportunities, Class NAV (Marsico)	8,123,004	114,940,502

International Small Cap, Class NAV (Franklin)	2,971,140	48,310,732

International Small Company, Class NAV (DFA)	5,572,172	48,310,732

International Value, Class NAV (Franklin)	9,908,156	143,866,422

Large Cap Value, Class NAV (T. Rowe Price)	3,140,459	57,972,879

Large Cap, Class NAV (UBS)	2,970,025	38,610,329

Mid Cap Index, Class NAV (John Hancock2) (A)	3,945,746	77,297,172

Mid Cap Stock, Class NAV (Wellington) (I)	6,083,779	106,283,611

Mid Cap Value Equity, Class NAV (Columbia)	3,880,380	38,648,586

Mid Value, Class NAV (T. Rowe Price)	5,290,703	77,297,172

Mutual Shares, Class NAV (Franklin)	3,536,750	38,196,903

Natural Resources, Class NAV (Wellington)	4,906,718	115,945,757

Optimized Value, Class NAV (John Hancock2) (A)	4,950,716	57,972,879

Real Estate Equity, Class NAV (T. Rowe Price)	2,483,842	19,324,293

Small Cap Growth, Class NAV (Wellington) (I)	3,357,503	34,783,727

Small Cap Index, Class NAV (John Hancock2) (A)(I)	1,443,188	19,324,293

Small Cap Opportunities, Class NAV (Invesco/DFA)	1,816,193	38,648,586

Small Cap Value, Class NAV (Wellington)	2,346,605	38,648,586

Small Company Growth, Class NAV (Invesco)	2,317,756	30,918,869

Small Company Value, Class NAV (T. Rowe Price)	2,257,511	57,972,879

Smaller Company Growth, Class NAV
(Frontier/ John Hancock[2] (A)/Perimeter) (I)	2,709,804	30,918,869

Technical Opportunities, Class NAV (Wellington) (I)	5,094,278	57,972,879

U.S. Multi Sector, Class NAV (GMO)	15,451,384	148,951,341

Value & Restructuring, Class NAV (Columbia)	6,324,919	73,432,313

Value, Class NAV (Invesco)	3,927,702	38,648,586

John Hancock Funds III (G) 8.84%

Disciplined Value, Class NAV (Robeco)	5,193,881	65,702,596

International Core, Class NAV (GMO)	4,920,076	143,863,023

Rainier Growth, Class NAV (Rainier)	6,341,949	131,405,192

FIXED INCOME 1.99%
John Hancock Funds II (G) 1.99%

Currency Strategies, Class NAV (First Quadrant) (I)	8,421,205	76,632,965

Total Investments (Lifestyle Aggressive Portfolio)
(Cost $3,237,325,320) 99.99%		$3,858,205,177
Other assets and liabilities, net 0.01%		406,790

TOTAL NET ASSETS 100.00%		$3,858,611,967

Percentages are based upon net assets.

See notes to financial statements

18	Lifestyle Portfolios | Annual report

Lifestyle Growth Portfolio

Securities owned by the Portfolio on 12-31-10

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 80.58%

John Hancock Funds (G) 0.52%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	4,460,217	$59,900,717

John Hancock Funds II (G) 72.55%

All Cap Core, Class NAV (QS Investors)	33,965,492	293,801,508

All Cap Value, Class NAV (Lord Abbett)	15,664,580	179,829,378

Alpha Opportunities, Class NAV (Wellington)	51,236,634	597,931,524

Blue Chip Growth, Class NAV (T. Rowe Price)	30,288,419	619,398,165

Capital Appreciation, Class NAV (Jennison)	41,749,645	470,935,990

Emerging Markets, Class NAV (DFA)	64,723,733	792,218,498

Equity-Income, Class NAV (T. Rowe Price)	31,846,246	451,898,226

Fundamental Value, Class NAV (Davis)	38,725,255	583,589,588

Global Real Estate, Class NAV (Deutsche)	22,798,369	169,847,853

Heritage, Class NAV (American Century) (I)	9,620,418	88,700,251

Index 500, Class NAV (John Hancock2) (A)	37,834,036	351,099,858

International Equity Index, Class NAV (SSgA)	6,360,362	112,514,805

International Growth Stock , Class NAV (Invesco)	5,121,969	55,829,458

International Opportunities, Class NAV (Marsico)	20,354,662	288,018,470

International Small Cap, Class NAV (Franklin)	5,278,712	85,831,863

International Small Company, Class NAV (DFA)	10,139,995	87,913,757

International Value, Class NAV (Franklin)	23,328,906	338,735,721

Large Cap Value, Class NAV (T. Rowe Price)	7,893,253	145,709,448

Large Cap, Class NAV (UBS)	9,025,099	117,326,293

Mid Cap Index, Class NAV (John Hancock2) (A)	12,224,799	239,483,805

Mid Cap Stock, Class NAV (Wellington) (I)	12,017,598	209,947,444

Mid Cap Value Equity, Class NAV (Columbia)	6,024,579	60,004,812

Mid Value, Class NAV (T. Rowe Price)	12,015,738	175,549,929

Mutual Shares, Class NAV (Franklin)	10,479,081	113,174,071

Natural Resources, Class NAV (Wellington)	10,150,543	239,857,322

Optimized Value, Class NAV (John Hancock2) (A)	12,460,943	145,917,638

Real Estate Equity, Class NAV (T. Rowe Price)	14,656,807	114,029,961

Small Cap Growth, Class NAV (Wellington) (I)	5,224,831	54,129,244

Small Cap Opportunities, Class NAV (Invesco/DFA)	2,823,036	60,074,208

Small Cap Value, Class NAV (Wellington)	3,624,934	59,702,655

Small Company Growth, Class NAV (Invesco)	3,592,941	47,929,826

Small Company Value, Class NAV (T. Rowe Price)	3,495,158	89,755,653

Smaller Company Growth, Class NAV
(Frontier/ John Hancock[2] (A)/Perimeter) (I)	4,207,449	48,006,993

Technical Opportunities, Class NAV (Wellington) (I)	15,594,894	177,469,898

U.S. Multi Sector, Class NAV (GMO)	47,365,728	456,605,620

Value & Restructuring, Class NAV (Columbia)	18,174,980	211,011,524

Value, Class NAV (Invesco)	6,018,122	59,218,318

John Hancock Funds III (G) 7.51%

Disciplined Value, Class NAV (Robeco)	13,733,917	173,734,055

International Core, Class NAV (GMO)	11,593,371	338,990,174

Rainier Growth, Class NAV (Rainier)	17,164,908	355,656,893

FIXED INCOME 19.41%

John Hancock Funds II (G) 19.41%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	9,906,896	99,861,516

Currency Strategies, Class NAV (First Quadrant) (I)	25,007,351	227,566,892

Floating Rate Income, Class NAV (WAMCO)	35,037,050	332,501,605

Global Bond, Class NAV (PIMCO)	9,172,767	111,265,669

Global High Yield, Class NAV (Stone Harbor)	5,153,871	53,909,489

High Income, Class NAV (John Hancock1) (A)	16,386,576	139,449,759

High Yield, Class NAV (WAMCO)	18,436,405	166,112,009

Multi-Sector Bond, Class NAV (Stone Harbor)	16,909,355	175,180,921

Real Return Bond, Class NAV (PIMCO)	9,066,557	110,883,988

Spectrum Income, Class NAV (T. Rowe Price)	17,041,965	180,985,664

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	15,053,045	164,379,251

Total Return, Class NAV (PIMCO)	27,189,090	374,937,544

U.S. High Yield Bond, Class NAV (Wells Capital)	8,650,329	109,426,662

Total Investments (Lifestyle Growth Portfolio)
(Cost $10,018,563,351) 99.99%		$11,567,742,383
Other assets and liabilities, net 0.01%		1,063,029

TOTAL NET ASSETS 100.00%		$11,568,805,412

Percentages are based upon net assets.

Lifestyle Balanced Portfolio

Securities owned by the Portfolio on 12-31-10

	Shares	Value
Affiliated Investment Companies — 100.00%

EQUITY 58.83%

John Hancock Funds (G) 0.26%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	2,195,855	$29,490,336

John Hancock Funds II (G) 52.93%

All Cap Core, Class NAV (QS Investors)	26,871,904	232,441,971

All Cap Value, Class NAV (Lord Abbett)	11,901,267	136,626,540

Alpha Opportunities, Class NAV (Wellington)	34,601,270	403,796,817

Blue Chip Growth, Class NAV (T. Rowe Price)	23,627,257	483,177,412

Capital Appreciation, Class NAV (Jennison)	29,870,771	336,942,293

Emerging Markets, Class NAV (DFA)	41,217,404	504,501,020

Equity-Income, Class NAV (T. Rowe Price)	18,217,612	258,507,913

Fundamental Value, Class NAV (Davis)	27,989,211	421,797,412

Global Real Estate, Class NAV (Deutsche)	22,432,136	167,119,412

Heritage, Class NAV (American Century) (I)	6,328,618	58,349,862

Index 500, Class NAV (John Hancock2) (A)	36,191,908	335,860,906

International Growth Stock , Class NAV (Invesco)	5,209,551	56,784,103

International Opportunities, Class NAV (Marsico)	13,005,467	184,027,355

International Small Cap, Class NAV (Franklin)	1,736,083	28,228,717

International Small Company, Class NAV (DFA)	3,322,169	28,803,204

International Value, Class NAV (Franklin)	16,508,008	239,696,278

Large Cap Value, Class NAV (T. Rowe Price)	6,269,894	115,742,246

Large Cap, Class NAV (UBS)	8,916,247	115,911,213

Mid Cap Stock, Class NAV (Wellington) (I)	10,109,636	176,615,346

Mid Cap Value Equity, Class NAV (Columbia)	5,912,706	58,890,556

Mid Value, Class NAV (T. Rowe Price)	7,960,675	116,305,469

Mutual Shares, Class NAV (Franklin)	10,352,866	111,810,952

Natural Resources, Class NAV (Wellington)	7,525,207	177,820,642

Optimized Value, Class NAV (John Hancock2) (A)	9,843,650	115,269,139

Real Estate Equity, Class NAV (T. Rowe Price)	14,488,865	112,723,373

Small Cap Growth, Class NAV (Wellington) (I)	4,556,884	47,209,319

Small Cap Opportunities, Class NAV (Invesco/DFA)	1,384,765	29,467,807

Small Cap Value, Class NAV (Wellington)	1,778,171	29,286,475

Small Company Growth, Class NAV (Invesco)	2,643,853	35,269,000

Small Company Value, Class NAV (T. Rowe Price)	3,428,564	88,045,533

Smaller Company Growth, Class NAV
(Frontier/ John Hancock[2] (A)/Perimeter) (I)	3,223,270	36,777,508

Technical Opportunities, Class NAV (Wellington) (I)	15,424,777	175,533,958

U.S. Multi Sector, Class NAV (GMO)	33,956,948	327,344,980

Value & Restructuring, Class NAV (Columbia)	14,343,985	166,533,661

Value, Class NAV (Invesco)	5,948,180	58,530,093

John Hancock Funds III (G) 5.64%

Disciplined Value, Class NAV (Robeco)	10,938,540	138,372,530

International Core, Class NAV (GMO)	8,417,520	246,128,280

Rainier Growth, Class NAV (Rainier)	12,139,731	251,535,217

FIXED INCOME 41.17%
John Hancock Funds II (G) 41.17%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	43,265,330	436,114,530

Core Bond, Class NAV (Wells Capital)	21,106,767	270,166,621

Currency Strategies, Class NAV (First Quadrant) (I)	24,578,574	223,665,019

Floating Rate Income, Class NAV (WAMCO)	40,095,040	380,501,930

Global Bond, Class NAV (PIMCO)	29,620,959	359,302,231

Global High Yield, Class NAV (Stone Harbor)	10,289,851	107,631,841

High Income, Class NAV (John Hancock1) (A)	30,736,534	261,567,905

High Yield, Class NAV (WAMCO)	36,356,301	327,570,269

Investment Quality Bond, Class NAV (Wellington)	7,105,698	86,263,175

Multi-Sector Bond, Class NAV (Stone Harbor)	36,510,572	378,249,524

Real Return Bond, Class NAV (PIMCO)	25,721,267	314,571,091

Spectrum Income, Class NAV (T. Rowe Price)	36,174,097	384,168,906

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	30,099,978	328,691,762

Total Return, Class NAV (PIMCO)	37,430,709	516,169,474

U.S. High Yield Bond, Class NAV (Wells Capital)	21,408,692	270,819,959

Total Investments (Lifestyle Balanced Portfolio)
(Cost $9,818,288,562) 100.00%		$11,282,729,085

Other assets and liabilities, net 0.00%		127,633

TOTAL NET ASSETS 100.00%		$11,282,856,718

Percentages are based upon net assets.

See notes to financial statements

Annual report | Lifestyle Portfolios	19

Lifestyle Moderate Portfolio

Securities owned by the Portfolio on 12-31-10

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 37.61%

John Hancock Funds II (G) 33.04%

Alpha Opportunities, Class NAV (Wellington)	5,495,064	$64,127,396

Blue Chip Growth, Class NAV (T. Rowe Price)	8,100,853	165,662,438

Capital Appreciation, Class NAV (Jennison)	4,421,708	49,876,863

Emerging Markets, Class NAV (DFA)	3,201,713	39,188,963

Equity-Income, Class NAV (T. Rowe Price)	7,280,927	103,316,360

Fundamental Value, Class NAV (Davis)	8,037,792	121,129,526

Global Real Estate, Class NAV (Deutsche)	7,153,272	53,291,877

Index 500, Class NAV (John Hancock2) (A)	11,133,228	103,316,359

International Growth Stock , Class NAV (Invesco) (I)	1,626,334	17,727,044

International Opportunities, Class NAV (Marsico)	2,512,036	35,545,315

International Value, Class NAV (Franklin)	3,925,767	57,002,130

Mid Cap Stock, Class NAV (Wellington) (I)	3,058,929	53,439,497

Mid Value, Class NAV (T. Rowe Price)	3,657,734	53,439,497

Natural Resources, Class NAV (Wellington)	753,837	17,813,166

Real Estate Equity, Class NAV (T. Rowe Price)	4,579,220	35,626,331

Small Cap Growth, Class NAV (Wellington) (I)	859,709	8,906,583

Small Cap Value, Class NAV (Wellington)	540,776	8,906,583

Small Company Growth, Class NAV (Invesco)	667,660	8,906,583

Small Company Value, Class NAV (T. Rowe Price)	693,659	17,813,166

Smaller Company Growth, Class NAV
(Frontier/ John Hancock[2] (A)/Perimeter) (I)	849,688	9,694,940

U.S. Multi Sector, Class NAV (GMO)	8,869,626	85,503,195

Value & Restructuring, Class NAV (Columbia)	4,296,026	49,876,864

John Hancock Funds III (G) 4.57%

Global Shareholder Yield, Class NAV (Epoch)	9,223,058	84,206,515

International Core, Class NAV (GMO)	1,821,105	53,249,099

Rainier Growth, Class NAV (Rainier)	1,117,621	23,157,115

FIXED INCOME 62.38%

John Hancock Funds II (G) 62.38%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	24,065,614	242,581,391

Core Bond, Class NAV (Wells Capital)	13,549,548	173,434,208

Currency Strategies, Class NAV (First Quadrant) (I)	7,645,375	69,572,916

Floating Rate Income, Class NAV (WAMCO)	18,225,976	172,964,511

Global Bond, Class NAV (PIMCO)	10,940,685	132,710,510

Global High Yield, Class NAV (Stone Harbor)	4,943,139	51,705,237

High Income, Class NAV (John Hancock1) (A)	14,061,488	119,663,263

High Yield, Class NAV (WAMCO)	9,649,243	86,939,677

Investment Quality Bond, Class NAV (Wellington)	9,430,889	114,490,987

Multi-Sector Bond, Class NAV (Stone Harbor)	16,123,312	167,037,515

Real Return Bond, Class NAV (PIMCO)	10,797,296	132,050,926

Spectrum Income, Class NAV (T. Rowe Price)	15,881,464	168,661,149

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	13,062,937	142,647,270

Total Bond Market, Class NAV (Declaration) (A)	6,774,774	69,373,683

Total Return, Class NAV (PIMCO)	20,117,232	277,416,630

U.S. High Yield Bond, Class NAV (Wells Capital)	5,474,759	69,255,701

Total Investments (Lifestyle Moderate Portfolio)
(Cost $3,191,821,921) 99.99%		$3,511,228,979

Other assets and liabilities, net 0.01%		415,210

TOTAL NET ASSETS 100.00%		$3,511,644,189

Percentages are based upon net assets.

Lifestyle Conservative Portfolio

Securities owned by the Portfolio on 12-31-10

	Shares	Value
Affiliated Investment Companies — 99.99%

EQUITY 19.96%

John Hancock Funds II (G) 16.22%

Blue Chip Growth, Class NAV (T. Rowe Price)	3,491,546	$71,402,114

Emerging Markets, Class NAV (DFA)	1,166,701	14,280,422

Equity-Income, Class NAV (T. Rowe Price)	5,535,048	78,542,325

Fundamental Value, Class NAV (Davis)	4,738,030	71,402,114

Global Real Estate, Class NAV (Deutsche)	5,750,506	42,841,268

Index 500, Class NAV (John Hancock2) (A)	5,385,935	49,981,479

International Value, Class NAV (Franklin)	2,458,750	35,701,057

Mid Cap Stock, Class NAV (Wellington) (I)	408,713	7,140,211

Mid Value, Class NAV (T. Rowe Price)	488,721	7,140,211

Natural Resources, Class NAV (Wellington)	604,334	14,280,423

Real Estate Equity, Class NAV (T. Rowe Price)	3,671,060	28,560,846

Small Cap Growth, Class NAV (Wellington) (I)	689,210	7,140,211

Small Company Value, Class NAV (T. Rowe Price)	278,046	7,140,211

U.S. Multi Sector, Class NAV (GMO)	2,962,743	28,560,846

John Hancock Funds III (G) 3.74%

Global Shareholder Yield, Class NAV (Epoch)	7,820,604	71,402,114

International Core, Class NAV (GMO)	1,220,966	35,701,057

FIXED INCOME 80.03%

John Hancock Funds II (G) 80.03%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	25,217,413	254,191,525

Core Bond, Class NAV (Wells Capital)	13,164,765	168,508,989

Currency Strategies, Class NAV (First Quadrant) (I)	6,294,197	57,277,193

Floating Rate Income, Class NAV (WAMCO)	15,047,864	142,804,228

Global Bond, Class NAV (PIMCO)	10,595,532	128,523,805

Global High Yield, Class NAV (Stone Harbor)	4,778,344	49,981,480

High Income, Class NAV (John Hancock1) (A)	5,687,805	48,403,218

High Yield, Class NAV (WAMCO)	8,717,239	78,542,325

Investment Quality Bond, Class NAV (Wellington)	13,174,690	159,940,735

Multi-Sector Bond, Class NAV (Stone Harbor)	14,819,327	153,528,230

Real Return Bond, Class NAV (PIMCO)	9,341,241	114,243,382

Short Term Government Income, Class NAV
(John Hancock1) (A)	12,839,541	128,523,805

Spectrum Income, Class NAV (T. Rowe Price)	14,485,793	153,839,121

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	14,540,568	158,783,002

Total Bond Market, Class NAV (Declaration) (A)	13,666,811	139,948,143

Total Return, Class NAV (PIMCO)	20,918,386	288,464,540

U.S. High Yield Bond, Class NAV (Wells Capital)	5,079,992	64,261,902

Total Investments (Lifestyle Conservative Portfolio)
(Cost $2,667,835,592) 99.99%		$2,860,982,532

Other assets and liabilities, net 0.01%		346,093

TOTAL NET ASSETS 100.00%		$2,861,328,625

Percentages are based upon net assets.

Footnote Legend:

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

2 Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

See notes to financial statements

20	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statements of assets and liabilities 12-31-10

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced
Assets

Investments in affiliated funds, at value (Note 7)	$3,858,205,177	$11,567,742,383	$11,282,729,085
Receivable for investments sold	31,058,695	69,632,503	114,043,703
Receivable for fund shares sold	1,287,382	4,503,167	4,235,658
Dividends and interest receivable	—	7,138,815	11,621,048
Other assets	61,733	81,662	83,237
Total assets	3,890,612,987	11,649,098,530	11,412,712,731

Liabilities

Payable for investments purchased	—	7,249,262	66,794,751
Payable for fund shares repurchased	31,810,468	72,550,234	62,515,990
Distributions payable	369	—	94
Payable to affiliates (Note 4): Accounting and legal services fees	38,711	118,834	119,114
Transfer agent fees	52,832	178,272	184,749
Trustees’ fees	2,459	7,217	7,054
Distribution and service fees	18,443	38,298	54,981
Investment management fees	182	1,084	—
Other liabilities and accrued expenses	77,556	149,917	179,280
Total liabilities	32,001,020	80,293,118	129,856,013

Net assets

Capital paid-in	$3,941,191,727	$11,716,132,820	$11,462,670,852
Undistributed net investment income	—	439,378	861,809
Accumulated net realized loss on investments	(703,459,617)	(1,696,945,818)	(1,645,116,466)
Net unrealized appreciation (depreciation) on investments	620,879,857	1,549,179,032	1,464,440,523
Net assets	$3,858,611,967	$11,568,805,412	$11,282,856,718
Investments in affiliated funds, at cost	$3,237,325,320	$10,018,563,351	$9,818,288,562

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$184,695,937	$593,331,509	$587,817,506
Shares outstanding	14,968,693	46,030,023	45,344,681
Net asset value and redemption price per share	$12.34	$12.89	$12.96
Class B:[1] Net assets	$24,073,534	$89,353,594	$74,409,716
Shares outstanding	1,946,355	6,913,331	5,739,759
Net asset value, offering price and redemption price per share	$12.37	$12.92	$12.96
Class C:[1] Net assets	$110,881,377	$403,982,378	$448,232,752
Shares outstanding	8,964,787	31,290,624	34,549,919
Net asset value, offering price and redemption price per share	$12.37	$12.91	$12.97
Class R1: Net assets	$8,368,027	$15,216,688	$14,530,534
Shares outstanding	675,791	1,174,585	1,124,232
Net asset value, offering price and redemption price per share	$12.38	$12.95	$12.92
Class R3: Net assets	$12,138,237	$23,330,231	$39,218,661
Shares outstanding	984,512	1,811,305	3,030,505
Net asset value, offering price and redemption price per share	$12.33	$12.88	$12.94
Class R4: Net assets	$8,198,954	$19,414,695	$28,921,253
Shares outstanding	665,644	1,506,993	2,234,732
Net asset value, offering price and redemption price per share	$12.32	$12.88	$12.94
Class R5: Net assets	$11,420,906	$21,820,763	$38,272,702
Shares outstanding	927,404	1,693,990	2,954,044
Net asset value, offering price and redemption price per share	$12.31	$12.88	$12.96
Class 1: Net assets	$3,498,834,995	$10,304,523,989	$10,002,867,876
Shares outstanding	284,863,923	802,733,333	775,174,456
Net asset value, offering price and redemption price per share	$12.28	$12.84	$12.90
Class 5: Net assets	—	$97,831,565	$48,585,718
Shares outstanding	—	7,629,536	3,763,890
Net asset value, offering price and redemption price per share	—	$12.82	$12.91
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.99	$13.57	$13.64

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Lifestyle Portfolios	21

F I N A N C I A L  S T A T E M E N T S

Statements of assets and liabilities 12-31-10

Continued

	Lifestyle	Lifestyle
	Moderate	Conservative
Assets

Investments in affiliated funds, at value (Note 7)	$3,511,228,979	$2,860,982,532
Receivable for investments sold	26,646,006	18,426,270
Receivable for fund shares sold	1,444,636	1,449,070
Dividends and interest receivable	5,355,954	5,243,411
Other assets	69,889	73,609
Total assets	3,544,745,464	2,886,174,892

Liabilities

Payable for investments purchased	5,435,588	5,319,257
Payable for fund shares repurchased	27,437,685	19,288,679
Distributions payable	—	—
Payable to affiliates (Note 4): Accounting and legal services fees	37,869	36,211
Transfer agent fees	70,897	72,325
Trustees’ fees	2,100	1,706
Distribution and service fees	17,729	19,839
Investment management fees	—	—
Other liabilities and accrued expenses	99,407	108,250
Total liabilities	33,101,275	24,846,267

Net assets

Capital paid-in	$3,491,425,143	$2,822,204,138
Undistributed net investment income	391,781	367,054
Accumulated net realized loss on investments	(299,579,793)	(154,389,507)
Net unrealized appreciation (depreciation) on investments	319,407,058	193,146,940

Net assets	$3,511,644,189	$2,861,328,625
Investments in affiliated funds, at cost	$3,191,821,921	$2,667,835,592

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$220,128,592	$217,961,366
Shares outstanding	17,422,385	17,067,901
Net asset value and redemption price per share	$12.63	$12.77
Class B:[1] Net assets	$25,891,816	$28,136,623
Shares outstanding	2,050,560	2,202,770
Net asset value, offering price and redemption price per share	$12.63	$12.77
Class C:[1] Net assets	$182,838,859	$189,389,686
Shares outstanding	14,469,131	14,833,157
Net asset value, offering price and redemption price per share	$12.64	$12.77
Class R1: Net assets	$6,743,287	$8,420,474
Shares outstanding	533,774	658,659
Net asset value, offering price and redemption price per share	$12.63	$12.78
Class R3: Net assets	$9,540,101	$10,667,830
Shares outstanding	755,964	836,213
Net asset value, offering price and redemption price per share	$12.62	$12.76
Class R4: Net assets	$7,360,533	$6,519,175
Shares outstanding	584,023	511,013
Net asset value, offering price and redemption price per share	$12.60	$12.76
Class R5: Net assets	$11,275,740	$9,387,903
Shares outstanding	893,763	735,246
Net asset value, offering price and redemption price per share	$12.62	$12.77
Class 1: Net assets	$3,025,800,145	$2,390,845,568
Shares outstanding	239,954,093	187,440,823
Net asset value, offering price and redemption price per share	$12.61	$12.76
Class 5: Net assets	$22,065,116	—
Shares outstanding	1,751,325	—
Net asset value, offering price and redemption price per share	$12.60	—

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.29	$13.44

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

22	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of operations For the year ended 12-31-10

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced	Moderate	Conservative
Investment income

Income distributions received from affiliated
underlying funds	$31,447,762	$211,744,775	$304,631,249	$119,639,871	$108,476,683

Expenses
Investment management fees (Note 4)	1,633,934	4,519,283	4,240,148	1,300,395	1,060,064
Distribution and service fees (Note 4)	3,361,489	10,612,064	10,917,612	3,765,939	3,544,278
Transfer agent fees (Note 4)	605,300	1,716,132	1,676,545	621,567	612,874
Accounting and legal services fees (Note 4)	486,871	1,460,324	1,430,467	444,456	368,130
State registration fees (Note 4)	52,295	73,432	79,003	63,923	61,514
Professional fees	85,679	189,800	185,856	80,032	70,822
Printing and postage (Note 4)	20,848	41,265	36,913	21,959	21,742
Custodian fees	12,000	12,000	12,000	12,000	12,000
Trustees’ fees (Note 4)	33,044	98,845	96,996	30,081	24,547
Registration and filing fees	36,196	18,567	73,281	78,085	94,697
Miscellaneous	35,849	98,032	95,166	32,259	26,363

Total expenses before reductions and
amounts recaptured	6,363,505	18,839,744	18,843,987	6,450,696	5,897,031

Net expense reductions and amounts recaptured
(Note 4)	(116,636)	(188,621)	(25,103)	11,921	7,338

Total expenses	6,246,869	18,651,123	18,818,884	6,462,617	5,904,369

Net investment income	25,200,893	193,093,652	285,812,365	113,177,254	102,572,314

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	(101,636,205)	(32,569,240)	(68,513,281)	(31,743,048)	1,276,033
Capital gain distributions received from affiliated
underlying funds	67,005,289	188,194,770	168,624,775	48,710,366	36,103,308
	(34,630,916)	155,625,530	100,111,494	16,967,318	37,379,341
Change in net unrealized appreciation
(depreciation) of
Investments in affiliated underlying funds	539,816,745	1,163,853,629	939,029,364	243,513,038	115,923,453
	539,816,745	1,163,853,629	939,029,364	243,513,038	115,923,453
Net realized and unrealized gain	505,185,829	1,319,479,159	1,039,140,858	260,480,356	153,302,794

Increase in net assets from operations	$530,386,722	$1,512,572,811	$1,324,953,223	$373,657,610	$255,875,108

See notes to financial statements

Annual report | Lifestyle Portfolios	23

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the period. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifestyle Aggressive		Lifestyle Growth
	Year Ended 12-31-10	Year Ended 12-31-09	Year Ended 12-31-10	Year Ended 12-31-09
Increase (decrease) in net assets

From operations
Net investment income	$25,200,893	$28,276,848	$193,093,652	$201,128,938
Net realized gain (loss)	(34,630,916)	(270,314,079)	155,625,530	(790,676,249)
Change in net unrealized appreciation (depreciation)	539,816,745	1,134,320,799	1,163,853,629	3,109,916,824

Increase in net assets resulting from	530,386,722	892,283,568	1,512,572,811	2,520,369,513
operations

Distributions to shareholders
From net investment income
Class A	(475,639)	(630,612)	(7,830,429)	(7,070,624)
Class B	—	—	(552,736)	(809,211)
Class C	—	—	(2,857,718)	(3,420,732)
Class R1	—	(5,516)	(159,043)	(138,441)
Class R3	(11,124)	(25,799)	(263,910)	(283,371)
Class R4	(31,239)	(38,089)	(277,122)	(281,708)
Class R5	(69,856)	(72,599)	(354,466)	(351,449)
Class 1	(25,224,475)	(27,656,032)	(179,130,375)	(188,654,587)
Class 5	—	—	(1,723,497)	(1,452,733)
From net realized gain
Class A	(1,806,250)	(510,730)	(5,892,066)	(1,570,157)
Class B	(146,492)	(56,216)	(896,445)	(287,229)
Class C	(673,946)	(229,565)	(4,050,175)	(1,159,785)
Class R1	(79,528)	(22,322)	(150,736)	(41,136)
Class R3	(122,075)	(37,553)	(233,328)	(71,616)
Class R4	(81,627)	(30,848)	(193,531)	(61,644)
Class R5	(113,836)	(36,760)	(214,353)	(66,680)
Class 1	(34,861,743)	(11,484,426)	(103,498,945)	(34,093,560)
Class 5	—	—	(970,645)	(257,438)

Total distributions	(63,697,830)	(40,837,067)	(309,249,520)	(240,072,101)

From Portfolio share transactions (Note 5)	55,504,569	186,719,081	533,198,162	607,855,954

Total increase	522,193,461	1,038,165,582	1,736,468,453	2,888,153,366

Net assets

Beginning of year	3,336,418,506	2,298,252,924	9,832,283,959	6,944,130,593

End of year	$3,858,611,967	$3,336,418,506	$11,568,805,412	$9,832,283,959

Undistributed net investment income	—	$78,939	$439,378	$498,463

See notes to financial statements

24	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifestyle Balanced		Lifestyle Moderate
	Year Ended 12-31-10	Year Ended 12-31-09	Year Ended 12-31-10	Year Ended 12-31-09
Increase (decrease) in net assets

From operations
Net investment income	$285,812,365	$281,471,402	$113,177,254	$104,101,297
Net realized gain (loss)	100,111,494	(828,430,095)	16,967,318	(189,874,901)
Change in net unrealized appreciation	939,029,364	2,852,959,551	243,513,038	681,861,530
(depreciation)
Increase in net assets resulting from	1,324,953,223	2,306,000,858	373,657,610	596,087,926
operations

Distributions to shareholders
From net investment income
Class A	(12,316,849)	(10,196,327)	(6,004,885)	(4,645,678)
Class B	(1,103,762)	(1,279,662)	(551,703)	(524,569)
Class C	(6,932,674)	(6,481,199)	(3,984,622)	(3,042,754)
Class R	—	(30,044)	—	(17,911)
Class R1	(276,506)	(180,223)	(180,227)	(139,229)
Class R2	—	(46,524)	—	(16,491)
Class R3	(775,357)	(738,787)	(263,761)	(251,695)
Class R4	(662,605)	(637,423)	(196,346)	(153,794)
Class R5	(952,191)	(770,253)	(359,442)	(257,339)
Class I	(261,408,646)	(261,455,836)	(100,806,164)	(94,893,766)
Class 5	(1,197,779)	(898,953)	(692,426)	(485,292)
From net realized gain
Class A	(5,827,726)	(1,313,724)	(2,171,717)	(443,807)
Class B	(744,111)	(208,278)	(255,928)	(60,005)
Class C	(4,473,888)	(1,056,007)	(1,809,705)	(354,383)
Class R1	(144,968)	(33,287)	(66,482)	(17,415)
Class R3	(390,408)	(97,447)	(93,970)	(25,265)
Class R4	(288,408)	(78,956)	(72,832)	(13,526)
Class R5	(393,208)	(89,346)	(111,349)	(23,001)
Class I	(100,572,024)	(27,872,312)	(30,164,371)	(7,657,451)
Class 5	(482,593)	(101,460)	(218,560)	(42,708)
Total distributions	(398,943,703)	(313,566,048)	(148,004,490)	(113,066,079)
From Portfolio share transactions (Note 5)	875,814,605	669,110,101	460,538,401	291,315,446

Total increase	1,801,824,125	2,661,544,911	686,191,521	774,337,293

Net assets

Beginning of year	9,481,032,593	6,819,487,682	2,825,452,668	2,051,115,375
End of year	$11,282,856,718	$9,481,032,593	$3,511,644,189	$2,825,452,668

Undistributed net investment income	$861,809	$679,983	$391,781	$255,527

See notes to financial statements

Annual report | Lifestyle Portfolios	25

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifestyle Conservative
	Year Ended 12-31-10	Year Ended 12-31-09
Increase (decrease) in net assets

From operations
Net investment income	$102,572,314	$91,629,920
Net realized gain (loss)	37,379,341	(112,405,266)
Change in net unrealized appreciation	115,923,453	409,480,142
(depreciation)
Increase in net assets resulting from	255,875,108	388,704,796
operations

Distributions to shareholders
From net investment income
Class A	(6,707,189)	(5,075,375)
Class B	(717,507)	(629,455)
Class C	(4,766,114)	(3,571,788)
Class R	—	(25,511)
Class R1	(256,696)	(190,701)
Class R2	—	(10,451)
Class R3	(331,001)	(301,534)
Class R4	(191,961)	(136,489)
Class R5	(394,781)	(322,972)
Class I	(89,108,986)	(81,718,889)
From net realized gain
Class A	(2,079,581)	(511,233)
Class B	(269,077)	(75,135)
Class C	(1,811,410)	(430,087)
Class R1	(81,023)	(23,998)
Class R3	(101,731)	(29,565)
Class R4	(61,882)	(13,888)
Class R5	(101,354)	(31,020)
Class I	(22,926,013)	(7,025,408)

Total distributions	(129,906,306)	(100,123,499)

From Portfolio share transactions (Note 5)	496,509,122	364,299,113

Total increase	622,477,924	652,880,410

Net assets

Beginning of year	2,238,850,701	1,585,970,291

End of year	$2,861,328,625	$2,238,850,701

Undistributed net investment income	$367,054	$269,866

See notes to financial statements

26	Lifestyle Portfolios | Annual report

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the beginning of the period.

Lifestyle Aggressive

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net									Expenses
			realized	Total							Expenses	including		Net
	Net asset	Net	and	from	From net						before re-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

12-31-2010	10.82	0.04	1.64	1.68	(0.04)	(0.12)	—	(0.16)	12.34	15.50[4]	0.59[5]	0.61[5,6]	0.34	185	19
12-31-2009	8.02	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.82	36.04[4]	0.72[5]	0.65[5]	0.70	138	23
12-31-2008	15.22	0.10	(6.58)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.02	(42.40)[4]	0.66[5]	0.61[5]	0.77	78	36
12-31-2007	14.72	0.11	1.05	1.16	(0.12)	(0.54)	—	(0.66)	15.22	8.00[4]	0.59[5]	0.59[5]	0.69	116	21
12-31-2006[7]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.40[4,8]	0.65[9,10]	0.64[9,10]	1.69[10]	56	5
8-31-2006[11]	12.63	(0.07)	1.56	1.49	(0.06)	—	—	(0.06)	14.06	11.85[4,8]	0.84[9,10]	0.65[9,10]	(0.59)[10]	35	23

CLASS B

12-31-2010	10.86	(0.05)	1.64	1.59	—	(0.08)	—	(0.08)	12.37	14.61[4]	1.37[5]	1.35[5,6]	(0.46)	24	19
12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[4]	1.60[5]	1.35[5]	(0.15)	22	23
12-31-2008	15.23	—[12]	(6.54)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.84)[4]	1.51[5]	1.35[5]	0.01	16	36
12-31-2007	14.72	(0.02)	1.07	1.05	—	(0.54)	—	(0.54)	15.23	7.23[4]	1.37[5]	1.35[5]	(0.13)	24	21
12-31-2006[7]	14.00	0.05	1.23	1.28	(0.27)	(0.29)	—	(0.56)	14.72	9.15[4,8]	1.54[9,10]	1.35[9,10]	1.07[10]	13	5
8-31-2006[11]	12.63	(0.15)	1.56	1.41	(0.04)	—	—	(0.04)	14.00	11.22[4,8]	2.00[9,10]	1.34[9,10]	(1.23)[10]	8	23

CLASS C

12-31-2010	10.86	(0.04)	1.63	1.59	—	(0.08)	—	(0.08)	12.37	14.61[4]	1.29[5]	1.33[5,6]	(0.39)	111	19
12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[4]	1.43[5]	1.35[5]	(0.14)	89	23
12-31-2008	15.23	0.01	(6.55)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.79)[4]	1.36[5]	1.31[5]	0.05	62	36
12-31-2007	14.73	—[12]	1.05	1.05	(0.01)	(0.54)	—	(0.55)	15.23	7.21[4]	1.32[5]	1.31[5]	0.03	95	21
12-31-2006[7]	14.00	0.05	1.24	1.29	(0.27)	(0.29)	—	(0.56)	14.73	9.22[4,8]	1.36[9,10]	1.35[9,10]	1.10[10]	39	5
8-31-2006[11]	12.63	(0.15)	1.57	1.42	(0.05)	—	—	(0.05)	14.00	11.22[4,8]	1.60[9,10]	1.34[9,10]	(1.27)[10]	25	23

CLASS R1

12-31-2010	10.87	—[14]	1.63	1.63	—	(0.12)	—	(0.12)	12.38	14.99[4]	0.91[5]	0.96[5,6]	(0.03)	8	19
12-31-2009	8.05	0.08	2.79	2.87	(0.01)	(0.04)	—	(0.05)	10.87	35.66[4]	1.16[5]	1.05[5]	0.81	6	23
12-31-2008	15.27	0.10	(6.63)	(6.53)	(0.06)	(0.63)	—	(0.69)	8.05	(42.56)[4]	1.49[5]	0.85[5]	0.83	2	36
12-31-2007	14.76	0.15	1.00	1.15	(0.10)	(0.54)	—	(0.64)	15.27	7.92[4]	3.54[5]	0.72[5,13]	0.92	1	21
12-31-2006[7,11]	14.11	0.08	1.23	1.31	(0.37)	(0.29)	—	(0.66)	14.76	9.25[4,8]	12.89[9,10]	0.70[9,10]	1.79[10]	—[15]	5

CLASS R3

12-31-2010	10.82	0.01	1.63	1.64	(0.01)	(0.12)	—	(0.13)	12.33	15.21[4]	0.85[5]	0.84[5]	0.06	12	19
12-31-2009	8.03	0.03	2.83	2.86	(0.03)	(0.04)	—	(0.07)	10.82	35.59[4]	0.95[5]	0.95[5]	0.31	10	23
12-31-2008	15.22	0.07	(6.57)	(6.50)	(0.06)	(0.63)	—	(0.69)	8.03	(42.54)[4]	0.91[5]	0.86[5]	0.59	6	36
12-31-2007	14.72	0.11	1.03	1.14	(0.10)	(0.54)	—	(0.64)	15.22	7.85[4]	1.21[5]	0.81[5,13]	0.68	7	21
12-31-2006[7]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.36[4,8]	2.21[9,10]	0.72[9,10]	1.70[10]	2	5
8-31-2006[11]	12.63	(0.05)	1.54	1.49	(0.06)	—	—	(0.06)	14.06	11.81[4,8]	8.07[9,10]	0.69[9,10]	(0.47)[10]	1	23

CLASS R4

12-31-2010	10.81	0.04	1.64	1.68	(0.05)	(0.12)	—	(0.17)	12.32	15.56[4]	0.55[5]	0.55[5]	0.34	8	19
12-31-2009	8.01	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.81	36.09[4]	0.62[5]	0.62[5]	0.68	9	23
12-31-2008	15.21	0.18	(6.66)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.01	(42.38)[4]	0.66[5]	0.56[5]	1.56	6	36
12-31-2007	14.71	0.11	1.07	1.18	(0.14)	(0.54)	—	(0.68)	15.21	8.13[4]	0.96[5]	0.54[5,13]	0.70	5	21
12-31-2006[7]	14.07	0.08	1.25	1.33	(0.40)	(0.29)	—	(0.69)	14.71	9.46[4,8]	1.38[9,10]	0.53[9,10]	1.71[10]	2	5
8-31-2006[11]	12.63	(0.05)	1.55	1.50	(0.06)	—	—	(0.06)	14.07	11.94[4,8]	4.08[9,10]	0.49[9,10]	(0.38)[10]	2	23

Annual report | Lifestyle Portfolios	27

See notes to financial statements

Financial highlights

Continued

Lifestyle Aggressive continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS R5

12-31-2010	10.80	0.08	1.63	1.71	(0.08)	(0.12)	—	(0.20)	12.31	15.84[4]	0.26[5]	0.25[5]	0.68	11	19
12-31-2009	8.00	0.09	2.83	2.92	(0.08)	(0.04)	—	(0.12)	10.80	36.51[4]	0.32[5]	0.32[5]	0.97	10	23
12-31-2008	15.21	0.17	(6.62)	(6.45)	(0.13)	(0.63)	—	(0.76)	8.00	(42.18)[4]	0.32[5]	0.24[5]	1.42	6	36
12-31-2007	14.71	0.22	1.00	1.22	(0.18)	(0.54)	—	(0.72)	15.21	8.42[4]	1.11[5]	0.23[5,13]	1.40	3	21
12-31-2006[7]	14.09	0.09	1.26	1.35	(0.44)	(0.29)	—	(0.73)	14.71	9.57[4,8]	4.07[9,10]	0.23[9,10]	1.90[10]	1	5
8-31-2006[11]	12.63	0.01	1.52	1.53	(0.07)	—	—	(0.07)	14.09	12.16[4,8]	8.26[9,10]	0.20[9,10]	0.05[10]	—[15]	23

CLASS 1

12-31-2010	10.77	0.09	1.63	1.72	(0.09)	(0.12)	—	(0.21)	12.28	16.01[4]	0.12[5]	0.11[5]	0.79	3,499	19
12-31-2009	7.98	0.10	2.83	2.93	(0.10)	(0.04)	—	(0.14)	10.77	36.70[4]	0.11[5]	0.11[5]	1.11	3,052	23
12-31-2008	15.18	0.15	(6.57)	(6.42)	(0.15)	(0.63)	—	(0.78)	7.98	(42.08)[4]	0.12[5]	0.12[5]	1.24	2,120	36
12-31-2007	14.68	0.15	1.09	1.24	(0.20)	(0.54)	—	(0.74)	15.18	8.54	0.11[5]	0.11[5]	0.94	3,416	21
12-31-2006[7]	14.07	0.10	1.25	1.35	(0.45)	(0.29)	—	(0.74)	14.68	9.59[8]	0.11[9,10]	0.11[9,10]	2.09[10]	2,782	5
8-31-2006[11]	12.60	0.06	1.48	1.54	(0.07)	—	—	(0.07)	14.07	12.27[8]	0.11[9,10]	0.11[9,10]	0.48[10]	2,422	23

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Does not reflect the effect of sales charges, if any.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.39%, 0.49%–1.40%, 0.49%–2.84% and 0.79%–0.91%, for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

6 Includes the impact of expense recapture which amounted to 0.03%, 0.03%, 0.05% and 0.05% of average net assets for Class A, Class B, Class C and Class R1 shares, respectively. See Note 4.

7 The fiscal year-end changed from August 31 to December 31.

8 Not annualized.

9 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

10 Annualized.

11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

12 Less than $0.005 per share.

13 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

14 Less than ($0.005) per share.

15 Less than $500,000.

Lifestyle Growth

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

12-31-2010	11.50	0.19	1.51	1.70	(0.18)	(0.13)	—	(0.31)	12.89	14.77[4]	0.56[5]	0.55[5]	1.58	593	19
12-31-2009	8.73	0.21	2.81	3.02	(0.21)	(0.04)	—	(0.25)	11.50	34.54[4]	0.64[5]	0.62[5]	2.17	417	26
12-31-2008	15.05	0.27	(5.85)	(5.58)	(0.26)	(0.48)	—	(0.74)	8.73	(36.89)[4]	0.59[5]	0.57[5]	2.14	251	37
12-31-2007	14.72	0.28	0.73	1.01	(0.23)	(0.45)	—	(0.68)	15.05	6.96[4]	0.54[5]	0.53[5]	1.79	332	18
12-31-2006[6]	14.63	0.16	1.01	1.17	(0.43)	(0.36)	(0.29)	(1.08)	14.72	8.00[4,7]	0.58[8,13]	0.58[8,13]	3.18[8]	165	4
8-31-2006[9]	13.35	0.07	1.28	1.35	(0.07)	—	—	(0.07)	14.63	10.18[4,7]	0.72[8,13]	0.61[8,13]	0.55[8]	103	26

See notes to financial statements

28	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Growth continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS B

12-31-2010	11.54	0.08	1.51	1.59	(0.08)	(0.13)	—	(0.21)	12.92	13.81[4]	1.29[5]	1.35[5,10]	0.69	89	19
12-31-2009	8.77	0.13	2.81	2.94	(0.13)	(0.04)	—	(0.17)	11.54	33.53[4]	1.48[5]	1.35[5]	1.32	75	26
12-31-2008	15.06	0.16	(5.81)	(5.65)	(0.16)	(0.48)	—	(0.64)	8.77	(37.35)[4]	1.41[5]	1.32[5]	1.30	54	37
12-31-2007	14.73	0.16	0.73	0.89	(0.11)	(0.45)	—	(0.56)	15.06	6.14[4]	1.30[5]	1.29[5]	1.02	78	18
12-31-2006[6]	14.57	0.12	1.01	1.13	(0.36)	(0.36)	(0.25)	(0.97)	14.73	7.77[4,7]	1.40[8,13]	1.35[8,13]	2.45[8]	39	4
8-31-2006[9]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[4,7]	1.69[8,13]	1.34[8,13]	(0.19)[8]	24	26

CLASS C

12-31-2010	11.53	0.10	1.51	1.61	(0.10)	(0.13)	—	(0.23)	12.91	13.93[4]	1.25[5]	1.25[5]	0.84	404	19
12-31-2009	8.76	0.14	2.81	2.95	(0.14)	(0.04)	—	(0.18)	11.53	33.63[4]	1.35[5]	1.34[5]	1.37	305	26
12-31-2008	15.05	0.17	(5.81)	(5.64)	(0.17)	(0.48)	—	(0.65)	8.76	(37.33)[4]	1.30[5]	1.29[5]	1.36	206	37
12-31-2007	14.72	0.16	0.74	0.90	(0.12)	(0.45)	—	(0.57)	15.05	6.19[4]	1.25[5]	1.25[5]	1.05	294	18
12-31-2006[6]	14.57	0.13	0.99	1.12	(0.36)	(0.36)	(0.25)	(0.97)	14.72	7.73[4,7]	1.29[8,13]	1.29[8,13]	2.53[8]	152	4
8-31-2006[9]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[4,7]	1.44[8,13]	1.33[8,13]	(0.14)[8]	93	26

CLASS R1

12-31-2010	11.57	0.15	1.50	1.65	(0.14)	(0.13)	—	(0.27)	12.95	14.28[4]	0.87[5]	0.86[5]	1.24	15	19
12-31-2009	8.77	0.25	2.75	3.00	(0.16)	(0.04)	—	(0.20)	11.57	34.15[4]	1.02[5]	1.02[5]	2.45	11	26
12-31-2008	15.10	0.34	(5.96)	(5.62)	(0.23)	(0.48)	—	(0.71)	8.77	(37.05)[4]	1.34[5]	0.83[5]	2.81	3	37
12-31-2007	14.77	0.32	0.66	0.98	(0.20)	(0.45)	—	(0.65)	15.10	6.75[4]	2.42[5]	0.73[5]	2.02	2	18
12-31-2006[6,9]	14.70	0.14	1.00	1.14	(0.42)	(0.36)	(0.29)	(1.07)	14.77	7.75[4,7]	12.95[8,13]	0.69[8,13]	3.23[8]	—[11]	4

CLASS R3

12-31-2010	11.50	0.15	1.51	1.66	(0.15)	(0.13)	—	(0.28)	12.88	14.46[4]	0.81[5]	0.81[5]	1.24	23	19
12-31-2009	8.73	0.18	2.81	2.99	(0.18)	(0.04)	—	(0.22)	11.50	34.26[4]	0.88[5]	0.88[5]	1.77	19	26
12-31-2008	15.03	0.24	(5.84)	(5.60)	(0.22)	(0.48)	—	(0.70)	8.73	(37.06)[4]	0.84[5]	0.83[5]	1.93	12	37
12-31-2007	14.71	0.28	0.69	0.97	(0.20)	(0.45)	—	(0.65)	15.03	6.69[4]	0.98[5]	0.80[5]	1.83	14	18
12-31-2006[6]	14.61	0.16	1.01	1.17	(0.42)	(0.36)	(0.29)	(1.07)	14.71	8.00[4,7]	1.35[8,13]	0.71[8,13]	3.13[8]	4	4
8-31-2006[9]	13.35	0.07	1.26	1.33	(0.07)	—	—	(0.07)	14.61	9.98[4,7]	5.07[8,13]	0.68[8,13]	0.62[8]	2	26

CLASS R4

12-31-2010	11.50	0.19	1.51	1.70	(0.19)	(0.13)	—	(0.32)	12.88	14.80[4]	0.48[5]	0.48[5]	1.57	19	19
12-31-2009	8.72	0.21	2.82	3.03	(0.21)	(0.04)	—	(0.25)	11.50	34.73[4]	0.54[5]	0.54[5]	2.11	16	26
12-31-2008	15.03	0.29	(5.86)	(5.57)	(0.26)	(0.48)	—	(0.74)	8.72	(36.87)[4]	0.56[5]	0.56[5]	2.34	13	37
12-31-2007	14.71	0.27	0.74	1.01	(0.24)	(0.45)	—	(0.69)	15.03	6.95[4]	0.64[5]	0.53[5]	1.76	15	18
12-31-2006[6]	14.64	0.16	1.01	1.17	(0.44)	(0.36)	(0.30)	(1.10)	14.71	8.04[4,7]	0.80[8,13]	0.53[8,13]	3.12[8]	7	4
8-31-2006[9]	13.35	0.08	1.29	1.37	(0.08)	—	—	(0.08)	14.64	10.26[4,7]	1.78[8,13]	0.49[8,13]	0.69[8]	5	26

CLASS R5

12-31-2010	11.50	0.21	1.52	1.73	(0.22)	(0.13)	—	(0.35)	12.88	15.06[4]	0.21[5]	0.21[5]	1.80	22	19
12-31-2009	8.72	0.25	2.81	3.06	(0.24)	(0.04)	—	(0.28)	11.50	35.09[4]	0.26[5]	0.26[5]	2.48	18	26
12-31-2008	15.04	0.33	(5.87)	(5.54)	(0.30)	(0.48)	—	(0.78)	8.72	(36.64)[4]	0.24[5]	0.24[5]	2.67	10	37
12-31-2007	14.71	0.39	0.67	1.06	(0.28)	(0.45)	—	(0.73)	15.04[7]	7.31[4]	0.54[5]	0.21[5]	2.53	8	18
12-31-2006[6]	14.66	0.18	1.02	1.20	(0.47)	(0.36)	(0.32)	(1.15)	14.71	8.15[4,7]	1.40[8,13]	0.20[8,13]	3.54[8]	2	4
8-31-2006[9]	13.35	0.09	1.30	1.39	(0.08)	—	—	(0.08)	14.66	10.47[4,7]	2.52[8,13]	0.19[8,13]	0.70[8]	2	26

CLASS 1

12-31-2010	11.45	0.23	1.52	1.75	(0.23)	(0.13)	—	(0.36)	12.84	15.30[4]	0.11[5]	0.11[5]	1.92	10,305	19
12-31-2009	8.68	0.25	2.81	3.06	(0.25)	(0.04)	—	(0.29)	11.45	35.27[4]	0.11[5]	0.11[5]	2.55	8,903	26
12-31-2008	15.00	0.32	(5.85)	(5.53)	(0.31)	(0.48)	—	(0.79)	8.68	(36.63)[4]	0.12[5]	0.12[5]	2.49	6,345	37
12-31-2007	14.67	0.30	0.77	1.07	(0.29)	(0.45)	—	(0.74)	15.00[7]	7.44[4]	0.11[5]	0.11[5]	1.94	9,574	18
12-31-2006[6]	14.63	0.17	1.03	1.20	(0.48)	(0.36)	(0.32)	(1.16)	14.67	8.18[7]	0.11[8,13]	0.11[8,13]	3.34[8]	8,059	4
8-31-2006[9]	13.31	0.15	1.25	1.40	(0.08)	—	—	(0.08)	14.63	10.58[7]	0.11[8,13]	0.11[8,13]	1.17[8]	7,081	26

See notes to financial statements

Annual report | Lifestyle Portfolios	29

Financial highlights

Continued

Lifestyle Growth continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS 5

12-31-2010	11.44	0.25	1.50	1.75	(0.24)	(0.13)	—	(0.37)	12.82	15.28[4]	0.06[5]	0.06[5]	2.07	98	19
12-31-2009	8.67	0.27	2.80	3.07	(0.26)	(0.04)	—	(0.30)	11.44	35.37[4]	0.07[5]	0.07[5]	2.70	68	26
12-31-2008	14.98	0.35	(5.86)	(5.51)	(0.32)	(0.48)	—	(0.80)	8.67	(36.57)[4]	0.07[5]	0.07[5]	2.78	41	37
12-31-2007	14.66	0.37	0.70	1.07	(0.30)	(0.45)	—	(0.75)	14.98	7.42[4]	0.06[5]	0.06[5]	2.39	46	18
12-31-2006[6]	14.62	0.24	0.97	1.21	(0.48)	(0.36)	(0.33)	(1.17)	14.66	8.24[7]	0.06[8,13]	0.06[8,13]	4.68[8]	15	4
8-31-2006[9]	14.40	—[12]	0.22	0.22	—	—	—	—	14.62	1.53[7]	0.06[8,13]	0.06[8,13]	(0.02)[8]	3	26

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Does not reflect the effect of sales charges, if any.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.39%, 0.49%–1.40%, 0.49%–2.84% and 0.79%–0.91%, for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07.

6 The fiscal year-end changed from August 31 to December 31.

7 Not annualized.

8 Annualized.

9 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1, Class 1 and Class 5 shares are 9-18-06, 10-15-05 and 7-3-06, respectively.

10 Includes the impact of expense recapture which amounted to 0.07% of average net assets. See Note 4.

11 Less than $500,000.

12 Less than $0.005 per share.

13 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

Lifestyle Balanced

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amount	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

12-31-2010	11.85	0.31	1.23	1.54	(0.30)	(0.13)	—	(0.43)	12.96	13.13[4]	0.54[5]	0.54[5]	2.55	588	19
12-31-2009	9.22	0.35	2.65	3.00	(0.33)	(0.04)	—	(0.37)	11.85	32.87[4]	0.57[5]	0.56[5]	3.35	408	31[6]
12-31-2008	14.54	0.45	(4.96)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.22	(31.63)[4]	0.54[5]	0.54[5]	3.60	249	36
12-31-2007	14.37	0.42	0.42	0.84	(0.35)	(0.32)	—	(0.67)	14.54	5.90[4]	0.51[5]	0.50[5]	2.84	284	14
12-31-2006[7]	14.38	0.24	0.81	1.05	(0.43)	(0.27)	(0.36)	(1.06)	14.37	7.25[8]	0.55[9,17]	0.55[9,17]	4.77[9]	125	3
8-31-2006[10]	13.35	0.19	1.01	1.20	(0.17)	—[11]	—	(0.17)	14.38	9.08[4,8]	0.70[9,17]	0.58[9,17]	1.60[9]	81	23

CLASS B

12-31-2010	11.85	0.20	1.24	1.44	(0.20)	(0.13)	—	(0.33)	12.96	12.23[4]	1.28[5]	1.31[5,12]	1.67	74	19
12-31-2009	9.21	0.25	2.68	2.93	(0.25)	(0.04)	—	(0.29)	11.85	31.99[4]	1.40[5]	1.35[5]	2.44	64	31[6]
12-31-2008	14.53	0.33	(4.94)	(4.61)	(0.32)	(0.39)	—	(0.71)	9.21	(32.22)[4]	1.36[5]	1.32[5]	2.66	46	36
12-31-2007	14.37	0.29	0.42	0.71	(0.23)	(0.32)	—	(0.55)	14.53	5.02[4]	1.30[5]	1.30[5]	1.95	60	14
12-31-2006[7]	14.37	0.20	0.81	1.01	(0.40)	(0.27)	(0.34)	(1.01)	14.37	6.96[8]	1.41[9,17]	1.34[9,17]	4.00[9]	32	3
8-31-2006[10]	13.35	0.10	1.02	1.12	(0.10)	—[11]	—	(0.10)	14.37	8.47[4,8]	1.73[9,17]	1.34[9,17]	0.84[9]	20	23

See notes to financial statements

30	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Balanced continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS C

12-31-2010	11.86	0.22	1.23	1.45	(0.21)	(0.13)	—	(0.34)	12.97	12.34[4]	1.24[5]	1.24[5]	1.82	448	19
12-31-2009	9.22	0.27	2.67	2.94	(0.26)	(0.04)	—	(0.30)	11.86	32.08[4]	1.27[5]	1.26[5]	2.63	327	31[6]
12-31-2008	14.55	0.34	(4.95)	(4.61)	(0.33)	(0.39)	—	(0.72)	9.22	(32.19)[4]	1.24[5]	1.24[5]	2.76	209	36
12-31-2007	14.39	0.31	0.42	0.73	(0.25)	(0.32)	—	(0.57)	14.55	5.10[4]	1.22[5]	1.21[5]	2.09	268	14
12-31-2006[7]	14.38	0.20	0.82	1.02	(0.40)	(0.27)	(0.34)	(1.01)	14.39	7.03[8]	1.25[9,17]	1.25[9,17]	4.10[9]	128	3
8-31-2006[10]	13.35	0.12	1.01	1.13	(0.10)	—[11]	—	(0.10)	14.38	8.55[4,8]	1.41[9,17]	1.29[9,17]	0.97[9]	79	23

CLASS R1

12-31-2010	11.82	0.26	1.23	1.49	(0.26)	(0.13)	—	(0.39)	12.92	12.75[4]	0.88[5]	0.88[5]	2.17	15	19
12-31-2009	9.20	0.43	2.51	2.94	(0.28)	(0.04)	—	(0.32)	11.82	32.21[4]	1.07[5]	1.07[5]	3.96	10	31[6]
12-31-2008	14.53	0.44	(5.01)	(4.57)	(0.37)	(0.39)	—	(0.76)	9.20	(32.01)[4]	2.58[5]	1.06[5]	3.69	1	36
12-31-2007	14.38	0.49	0.31	0.80	(0.33)	(0.32)	—	(0.65)	14.53	5.58[4]	7.35[5]	0.78[5,13]	3.25	1	14
12-31-2006[7,10]	14.44	0.21	0.78	0.99	(0.42)	(0.27)	(0.36)	(1.05)	14.38	6.84[4,8]	13.06[9,17]	0.70[9,17]	4.96[9]	—[14]	3

CLASS R3

12-31-2010	11.83	0.28	1.23	1.51	(0.27)	(0.13)	—	(0.40)	12.94	12.89[4]	0.79[5]	0.79[5]	2.28	39	19
12-31-2009	9.20	0.30	2.67	2.97	(0.30)	(0.04)	—	(0.34)	11.83	32.62[4]	0.84[5]	0.84[5]	2.94	30	31[6]
12-31-2008	14.52	0.40	(4.95)	(4.55)	(0.38)	(0.39)	—	(0.77)	9.20	(31.89)[4]	0.81[5]	0.80[5]	3.21	20	36
12-31-2007	14.36	0.43	0.37	0.80	(0.32)	(0.32)	—	(0.64)	14.52	5.65[4]	0.85[5]	0.76[5,13]	2.90	23	14
12-31-2006[7]	14.37	0.22	0.82	1.04	(0.42)	(0.27)	(0.36)	(1.05)	14.36	7.22[4,8]	1.24[9,17]	0.72[9,17]	4.55[9]	5	3
8-31-2006[10]	13.35	0.36	0.82	1.18	(0.16)	—[11]	—	(0.16)	14.37	8.92[4,8]	3.70[9,17]	0.69[9,17]	3.10[9]	3	23

CLASS R4

12-31-2010	11.84	0.31	1.23	1.54	(0.31)	(0.13)	—	(0.44)	12.94	13.19[4]	0.45[5]	0.45[5]	2.53	29	19
12-31-2009	9.20	0.35	2.66	3.01	(0.33)	(0.04)	—	(0.37)	11.84	33.10[4]	0.53[5]	0.53[5]	3.37	24	31[6]
12-31-2008	14.52	0.43	(4.94)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.20	(31.68)[4]	0.52[5]	0.52[5]	3.51	14	36
12-31-2007	14.36	0.39	0.45	0.84	(0.36)	(0.32)	—	(0.68)	14.52	5.91[4]	0.58[5]	0.51[5,13]	2.63	18	14
12-31-2006[7]	14.38	0.23	0.81	1.04	(0.43)	(0.27)	(0.36)	(1.06)	14.36	7.27[4,8]	0.70[9,17]	0.52[9,17]	4.55[9]	10	3
8-31-2006[10]	13.35	0.16	1.06	1.22	(0.19)	—[11]	—	(0.19)	14.38	9.19[4,8]	1.46[9,17]	0.48[9,17]	1.37[9]	7	23

CLASS R5

12-31-2010	11.85	0.35	1.23	1.58	(0.34)	(0.13)	—	(0.47)	12.96	13.52[4]	0.18[5]	0.18[5]	2.89	38	19
12-31-2009	9.21	0.39	2.65	3.04	(0.36)	(0.04)	—	(0.40)	11.85	33.45[4]	0.22[5]	0.22[5]	3.74	27	31[6]
12-31-2008	14.52	0.54	(5.01)	(4.47)	(0.45)	(0.39)	—	(0.84)	9.21	(31.40)[4]	0.21[5]	0.21[5]	4.46	15	36
12-31-2007	14.36	0.50	0.38	0.88	(0.40)	(0.32)	—	(0.72)	14.52	6.18[4]	0.43[5]	0.21[5,13]	3.35	10	14
12-31-2006[7]	14.38	0.24	0.82	1.06	(0.44)	(0.27)	(0.37)	(1.08)	14.36	7.41[4,8]	1.69[9,17]	0.20[9,17]	4.85[9]	2	3
8-31-2006[10]	13.35	0.18	1.06	1.24	(0.21)	—[11]	—	(0.21)	14.38	9.39[4,8]	2.58[9,17]	0.19[9,17]	1.48[9]	1	23

CLASS 1

12-31-2010	11.80	0.35	1.23	1.58	(0.35)	(0.13)	—	(0.48)	12.90	13.57[4]	0.11[5]	0.11[5]	2.88	10,003	19
12-31-2009	9.17	0.38	2.66	3.04	(0.37)	(0.04)	—	(0.41)	11.80	33.59	0.11[5]	0.11[5]	3.65	8,557	31[6]
12-31-2008	14.47	0.47	(4.91)	(4.44)	(0.47)	(0.39)	—	(0.86)	9.17	(31.37)	0.12[5]	0.12[5]	3.79	6,241	36
12-31-2007	14.31	0.42	0.47	0.89	(0.41)	(0.32)	—	(0.73)	14.47	6.30	0.11[5]	0.11[5]	2.84	8,928	14
12-31-2006[7]	14.34	0.24	0.82	1.06	(0.45)	(0.27)	(0.37)	(1.09)	14.31	7.40[8]	0.11[9,17]	0.11[9,17]	4.84[9]	7,609	3
8-31-2006[10]	13.31	0.22	1.03	1.25	(0.22)	—[11]	—	(0.22)	14.34	9.47[8]	0.11[9,17]	0.11[9,17]	1.81[9]	6,736	23

CLASS 5

12-31-2010	11.80	0.37	1.23	1.60	(0.36)	(0.13)	—	(0.49)	12.91	13.71[4]	0.06[5]	0.06[5]	3.07	49	19
12-31-2009	9.17	0.40	2.65	3.05	(0.38)	(0.04)	—	(0.42)	11.80	33.66	0.07[5]	0.07[5]	3.89	32	31[6]
12-31-2008	14.48	0.50	(4.95)	(4.45)	(0.47)	(0.39)	—	(0.86)	9.17	(31.38)	0.07[5]	0.07[5]	4.07	18	36
12-31-2007	14.32	0.50	0.40	0.90	(0.42)	(0.32)	—	(0.74)	14.48	6.35	0.06[5]	0.06[5]	3.39	19	14
12-31-2006[7]	14.35	0.33	0.74	1.07	(0.45)	(0.27)	(0.38)	(1.10)	14.32	7.42[8]	0.06[9,17]	0.06[9,17]	6.63[9]	7[9]	3
8-31-2006[15]	14.17	—[16]	0.31	0.31	(0.13)	—	—	(0.13)	14.35	2.23[8]	0.01[9,17]	0.01[9,17]	(0.01)[9]	1[9]	23

See notes to financial statements

Annual report | Lifestyle Portfolios	31

Financial highlights

Continued

Lifestyle Balanced continued

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Does not reflect the effect of sales charges, if any.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.39%, 0.49%–1.40%, 0.49%–2.84% and 0.79%–0.91%, for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

6 Excludes merger activity.

7 The fiscal year-end changed from August 31 to December 31.

8 Not annualized.

9 Annualized.

10 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

11 Less than ($0.005) per share.

12 Includes the impact of expense recapture which amounted to 0.03% of average net assets. See Note 4.

13 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

14 Less than $500,000.

15 The inception date for Class 5 shares is 7-3-06.

16 Less than $0.005 per share.

17 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

Lifestyle Moderate

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

12-31-2010	11.77	0.41	0.97	1.38	(0.39)	(0.13)	—	(0.52)	12.63	11.85[4]	0.55[5]	0.55[5]	3.37	220	20
12-31-2009	9.59	0.45	2.19	2.64	(0.42)	(0.04)	—	(0.46)	11.77	27.88[4]	0.54[5]	0.54[5]	4.27	146	29
12-31-2008	13.57	0.58	(3.76)	(3.18)	(0.54)	(0.26)	—	(0.80)	9.59	(23.88)[4]	0.53[5]	0.53[5]	4.81	86	32
12-31-2007	13.53	0.50	0.14	0.64	(0.41)	(0.19)	—	(0.60)	13.57	4.78[4]	0.53[5]	0.53[5]	3.57	76	13
12-31-2006[6]	13.64	0.27	0.52	0.79	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.77[4,7]	0.57[8,9]	0.56[8,9]	5.86[8]	37	1
8-31-2006[10]	12.94	0.25	0.66	0.91	(0.21)	—	—	(0.21)	13.64	7.10[4,7]	0.83[8,9]	0.57[8,9]	2.21[8]	25	24

CLASS B

12-31-2010	11.76	0.30	0.99	1.29	(0.29)	(0.13)	—	(0.42)	12.63	11.05[4]	1.30[5]	1.34[5,11]	2.50	26	20
12-31-2009	9.58	0.35	2.20	2.55	(0.33)	(0.04)	—	(0.37)	11.76	26.91[4]	1.41[5]	1.35[5]	3.33	20	29
12-31-2008	13.56	0.45	(3.74)	(3.29)	(0.43)	(0.26)	—	(0.69)	9.58	(24.56)[4]	1.39[5]	1.36[5]	3.70	14	32
12-31-2007	13.52	0.38	0.15	0.53	(0.30)	(0.19)	—	(0.49)	13.56	3.97[4]	1.43[5]	1.35[5]	2.73	15	13
12-31-2006[6]	13.62	0.23	0.52	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.52	5.49[4,7]	1.66[8,9]	1.35[8,9]	4.87[8]	7	1
8-31-2006[10]	12.94	0.15	0.68	0.83	(0.15)	—	—	(0.15)	13.62	6.42[4,7]	2.43[8,9]	1.34[8,9]	1.28[8]	5	24

CLASS C

12-31-2010	11.77	0.32	0.98	1.30	(0.30)	(0.13)	—	(0.43)	12.64	11.15[4]	1.25[5]	1.25[5]	2.67	183	20
12-31-2009	9.59	0.38	2.18	2.56	(0.34)	(0.04)	—	(0.38)	11.77	27.00[4]	1.25[5]	1.25[5]	3.58	116	29
12-31-2008	13.57	0.48	(3.75)	(3.27)	(0.45)	(0.26)	—	(0.71)	9.59	(24.44)[4]	1.25[5]	1.25[5]	4.02	69	32
12-31-2007	13.53	0.41	0.13	0.54	(0.31)	(0.19)	—	(0.50)	13.57	4.05[4]	1.24[5]	1.24[5]	2.94	69	13
12-31-2006[6]	13.63	0.24	0.51	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.53	5.49[4,7]	1.32[8,9]	1.28[8,9]	5.13[8]	29	1
8-31-2006[10]	12.94	0.17	0.67	0.84	(0.15)	—	—	(0.15)	13.63	6.49[4,7]	1.67[8,9]	1.29[8,9]	1.51[8]	18	24

CLASS R1

12-31-2010	11.76	0.33	1.00	1.33	(0.33)	(0.13)	—	(0.46)	12.63	11.45[4]	0.93[5]	0.98[5,11]	2.72	7	20
12-31-2009	9.58	0.50	2.09	2.59	(0.37)	(0.04)	—	(0.41)	11.76	27.35[4]	1.14[5]	1.06[5]	4.57	6	29
12-31-2008	13.58	0.64	(3.87)	(3.23)	(0.51)	(0.26)	—	(0.77)	9.58	(24.21)[4]	1.97[5]	0.85[5]	5.39	2	32
12-31-2007	13.54	0.52	0.10	0.62	(0.39)	(0.19)	—	(0.58)	13.58	4.63[4]	4.10[5]	0.71[5,12]	3.73	1	13
12-31-2006[6,10]	13.69	0.25	0.50	0.75	(0.36)	(0.21)	(0.33)	(0.90)	13.54	5.43[4,7]	13.14[8,9]	0.70[8,9]	6.07[8]	—[13]	1

See notes to financial statements

32	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Moderate continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS R3

12-31-2010	11.76	0.35	0.99	1.34	(0.35)	(0.13)	—	(0.48)	12.62	11.56[4]	0.87[5]	0.87[5]	2.87	10	20
12-31-2009	9.58	0.39	2.21	2.60	(0.38)	(0.04)	—	(0.42)	11.76	27.43[4]	0.95[5]	0.95[5]	3.72	8	29
12-31-2008	13.57	0.55	(3.78)	(3.23)	(0.50)	(0.26)	—	(0.76)	9.58	(24.22)[4]	1.00[5]	0.86[5]	4.55	5	32
12-31-2007	13.53	0.47	0.15	0.62	(0.39)	(0.19)	—	(0.58)	13.57	4.61[4]	1.51[5]	0.83[5,12]	3.40	4	13
12-31-2006[6]	13.65	0.23	0.55	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.66[4,7]	3.13[8,9]	0.78[8,9]	4.89[8]	1	1
8-31-2006[10]	12.94	0.33	0.58	0.91	(0.20)	—	—	(0.20)	13.65	7.10[4,7]	8.44[8,9]	0.69[8,9]	2.93[8]	1	24

CLASS R4

12-31-2010	11.74	0.40	0.97	1.37	(0.38)	(0.13)	—	(0.51)	12.60	11.84[4]	0.58[5]	0.60[5,11]	3.30	7	20
12-31-2009	9.57	0.40	2.22	2.62	(0.41)	(0.04)	—	(0.45)	11.74	27.71[4]	0.70[5]	0.66[5]	3.83	5	29
12-31-2008	13.55	0.56	(3.75)	(3.19)	(0.53)	(0.26)	—	(0.79)	9.57	(23.94)[4]	0.79[5]	0.57[5]	4.66	4	32
12-31-2007	13.51	0.47	0.18	0.65	(0.42)	(0.19)	—	(0.61)	13.55	4.87[4]	1.13[5]	0.54[5,12]	3.38	4	13
12-31-2006[6]	13.63	0.25	0.53	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.51	5.80[4,7]	1.53[8,9]	0.52[8,9]	5.44[8]	2	1
8-31-2006[10]	12.94	0.30	0.62	0.92	(0.23)	—	—	(0.23)	13.63	7.14[4,7]	4.65[8,9]	0.49[8,9]	2.59[8]	1	24

CLASS R5

12-31-2010	11.75	0.46	0.97	1.43	(0.43)	(0.13)	—	(0.56)	12.62	12.35[4]	0.24[5]	0.24[5]	3.75	11	20
12-31-2009	9.58	0.46	2.19	2.65	(0.44)	(0.04)	—	(0.48)	11.75	28.10[4]	0.32[5]	0.32[5]	4.39	8	29
12-31-2008	13.56	0.63	(3.78)	(3.15)	(0.57)	(0.26)	—	(0.83)	9.58	(23.67)[4]	0.36[5]	0.23[5]	5.27	5	32
12-31-2007	13.52	0.58	0.11	0.69	(0.46)	(0.19)	—	(0.65)	13.56	5.15[4]	0.97[5]	0.21[5,12]	4.21	4	13
12-31-2006[6]	13.64	0.32	0.48	0.80	(0.37)	(0.21)	(0.34)	(0.92)	13.52	5.93[4,7]	2.83[8,9]	0.20[8,9]	6.83[8]	1	1
8-31-2006[10]	12.94	0.22	0.73	0.95	(0.25)	—	—	(0.25)	13.64	7.40[4,7]	4.86[8,9]	0.19[8,9]	1.92[8]	1	24

CLASS 1

12-31-2010	11.74	0.44	1.00	1.44	(0.44)	(0.13)	—	(0.57)	12.61	12.43[4]	0.11[5]	0.11[5]	3.66	3,026	20
12-31-2009	9.56	0.47	2.21	2.68	(0.46)	(0.04)	—	(0.50)	11.74	28.49[4]	0.11[5]	0.11[5]	4.49	2,503	29
12-31-2008	13.54	0.59	(3.73)	(3.14)	(0.58)	(0.26)	—	(0.84)	9.56	(23.63)[4]	0.12[5]	0.12[5]	4.90	1,857	32
12-31-2007	13.50	0.49	0.21	0.70	(0.47)	(0.19)	—	(0.66)	13.54	5.25	0.11[5]	0.11[5,12]	3.53	2,339	13
12-31-2006[6]	13.63	0.27	0.54	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.50	5.90[7]	0.11[8,9]	0.11[8,9]	5.80[8]	2,008	1
8-31-2006[10]	12.93	0.26	0.70	0.96	(0.26)	—	—	(0.26)	13.63	7.47[7]	0.11[8,9]	0.11[8,9]	2.23[8]	1,820	24

CLASS 5

12-31-2010	11.73	0.47	0.97	1.44	(0.44)	(0.13)	—	(0.57)	12.60	12.50[4]	0.06[5]	0.06[5]	3.87	22	20
12-31-2009	9.56	0.51	2.17	2.68	(0.47)	(0.04)	—	(0.51)	11.73	28.45[4]	0.07[5]	0.07[5]	4.78	14	29
12-31-2008	13.54	0.67	(3.80)	(3.13)	(0.59)	(0.26)	—	(0.85)	9.56	(23.59)[4]	0.07[5]	0.07[5]	5.70	8	32
12-31-2007	13.49	0.53	0.19	0.72	(0.48)	(0.19)	—	(0.67)	13.54	5.39	0.06[5]	0.06	3.80	5	13
12-31-2006[6]	13.62	0.34	0.47	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.49	5.93[7]	0.06[8,9]	0.06[8,9]	7.21[8]	3	1
8-31-2006[14]	13.48	—[15]	0.30	0.30	(0.16)	—	—	(0.16)	13.62	2.27[7]	0.01[8,9]	0.01[8,9]	(0.01)[8]	1	24

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Does not reflect the effect of sales charges, if any.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.49%–1.17%, 0.49%–2.40% and 0.79%–0.91% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

6 The fiscal year-end changed from August 31 to December 31.

7 Not annualized.

8 Annualized.

9 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

10 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05; the inception date for Class R, Class R1 and Class R2 shares is 9-18-06; and the inception date for Class 1 shares is 10-15-05.

11 Includes the impact of expense recapture which amounted to 0.04%, 0.05% and 0.02% for Class B, Class R1 and Class R4 shares, respectively, of average net assets. See Note 4.

12 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

13 Less than $500,000.

14 The inception date for Class 5 shares is 7-3-06.

15 Less than $0.005 per share.

See notes to financial statements

Annual report | Lifestyle Portfolios	33

Financial highlights

Continued

Lifestyle Conservative

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions	and reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts and	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

12-31-2010	12.15	0.48	0.71	1.19	(0.45)	(0.12)	—	(0.57)	12.77	9.96	0.55[5]	0.55[5]	3.78	218	24
12-31-2009	10.39	0.54	1.77	2.31	(0.50)	(0.05)	—	(0.55)	12.15	22.53[4]	0.52[5]	0.52[5]	4.80	141	24
12-31-2008	13.32	0.73	(2.75)	(2.02)	(0.63)	(0.28)	—	(0.91)	10.39	(15.41)[4]	0.53[5]	0.53[5]	6.01	87	33
12-31-2007	13.29	0.59	0.05	0.64	(0.49)	(0.12)	—	(0.61)	13.32	4.89[4]	0.55[5]	0.54[5]	4.38	44	13
12-31-2006[6]	13.63	0.33	0.23	0.56	(0.38)	(0.16)	(0.36)	(0.90)	13.29	4.11[4,7]	0.64[8,9]	0.56[8,9]	7.20[8]	20	2
8-31-2006[10]	13.16	0.31	0.41	0.72	(0.25)	—	—	(0.25)	13.63	5.53[4,7]	1.02[8,9]	0.57[8,9]	2.75[8]	12	20

CLASS B

12-31-2010	12.15	0.37	0.73	1.10	(0.36)	(0.12)	—	(0.48)	12.77	9.16	1.29[5]	1.29[5,13]	2.96	28	24
12-31-2009	10.40	0.44	1.77	2.21	(0.41)	(0.05)	—	(0.46)	12.15	21.46[4]	1.35[5]	1.35[5]	3.88	21	24
12-31-2008	13.32	0.59	(2.70)	(2.11)	(0.53)	(0.28)	—	(0.81)	10.40	(16.04)[4]	1.36[5]	1.34[5]	4.81	13	33
12-31-2007	13.29	0.50	0.04	0.54	(0.39)	(0.12)	—	(0.51)	13.32	4.11[4]	1.54[5]	1.32[5]	3.71	10	13
12-31-2006[6]	13.63	0.29	0.22	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.29	3.75[4,7]	1.88[8,9]	1.33[8,9]	6.20[8]	4	2
8-31-2006[10]	13.16	0.24	0.41	0.65	(0.18)	—	—	(0.18)	13.63	4.99[4,7]	3.12[8,9]	1.33[8,9]	2.08[8]	3	20

CLASS C

12-31-2010	12.14	0.39	0.72	1.11	(0.36)	(0.12)	—	(0.48)	12.77	9.28	1.24[5]	1.24[5]	3.10	189	24
12-31-2009	10.39	0.46	1.76	2.22	(0.42)	(0.05)	—	(0.47)	12.14	21.58	1.24[5]	1.24[5]	4.08	119	24
12-31-2008	13.32	0.62	(2.73)	(2.11)	(0.54)	(0.28)	—	(0.82)	10.39	(16.03)[4]	1.24[5]	1.24[5]	5.05	73	33
12-31-2007	13.28	0.52	0.04	0.56	(0.40)	(0.12)	—	(0.52)	13.32	4.22[4]	1.28[5]	1.28[5,11]	3.88	44	13
12-31-2006[6]	13.62	0.30	0.21	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.28	3.76[4,7]	1.41[8,9]	1.29[8,9]	6.55[8]	14	2
8-31-2006[10]	13.16	0.29	0.35	0.64	(0.18)	—	—	(0.18)	13.62	4.91[4,7]	2.05[8,9]	1.31[8,9]	2.54[8]	8	20

CLASS R1

12-31-2010	12.15	0.41	0.74	1.15	(0.40)	(0.12)	—	(0.52)	12.78	9.56	0.88[5]	0.93[5,13]	3.24	8	24
12-31-2009	10.41	0.57	1.66	2.23	(0.44)	(0.05)	—	(0.49)	12.15	21.74[4]	1.16[5]	1.06[5]	5.00	7	24
12-31-2008	13.34	1.02	(3.07)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.41	(15.62)[4]	2.31[5]	0.88[5]	8.75	2	33
12-31-2007	13.30	0.57	0.07	0.64	(0.48)	(0.12)	—	(0.60)	13.34	4.83[4]	9.69[5]	0.71[5,11]	4.21	—[12]	13
12-31-2006[6]	13.67	0.30	0.23	0.53	(0.38)	(0.16)	(0.36)	(0.90)	13.30	3.85[4,7]	13.24[8,9]	0.70[8,9]	7.38[3,8]	—[12]	2

CLASS R3

12-31-2010	12.14	0.42	0.74	1.16	(0.42)	(0.12)	—	(0.54)	12.76	9.68	0.86[5]	0.86[5]	3.36	11	24
12-31-2009	10.40	0.46	1.79	2.25	(0.46)	(0.05)	—	(0.51)	12.14	21.94	0.92[5]	0.92[5]	4.14	8	24
12-31-2008	13.33	0.54	(2.59)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.40	(15.62)[4]	0.90[5]	0.83[5]	4.27	6	33
12-31-2007	13.29	0.70	(0.07)	0.63	(0.47)	(0.12)	—	(0.59)	13.33	4.81[4]	1.89[5]	0.81[5,11]	5.17	4	13
12-31-2006[6]	13.65	0.29	0.25	0.54	(0.38)	(0.16)	(0.36)	(0.90)	13.29	3.93[4,7]	6.23[8,9]	0.77[8,9]	6.23[8]	—[12]	2
8-31-2006[10]	13.16	0.28	0.44	0.72	(0.23)	—	—	(0.23)	13.65	5.55[4,7]	14.72[8,9]	0.68[8,9]	2.46[8]	—[12]	20

CLASS R4

12-31-2010	12.13	0.47	0.72	1.19	(0.44)	(0.12)	—	(0.56)	12.76	9.90	0.61[5]	0.67[5,13]	3.77	7	24
12-31-2009	10.39	0.52	1.75	2.27	(0.48)	(0.05)	—	(0.53)	12.13	22.22[4]	0.77[5]	0.66[5]	4.60	4	24
12-31-2008	13.31	0.64	(2.65)	(2.01)	(0.63)	(0.28)	—	(0.91)	10.39	(15.38)[4]	0.87[5]	0.57[5]	5.21	3	33
12-31-2007	13.28	0.53	0.12	0.65	(0.50)	(0.12)	—	(0.62)	13.31	4.97[4]	1.46[5]	0.53[5,11]	3.96	3	13
12-31-2006[6]	13.64	0.28	0.27	0.55	(0.38)	(0.16)	(0.37)	(0.91)	13.28	4.06[4,7]	2.87[8,9]	0.51[8,9]	6.17[8]	1	2
8-31-2006[10]	13.16	0.44	0.30	0.74	(0.26)	—	—	(0.26)	13.64	5.66[4,7]	10.01[8,9]	0.45[8,9]	3.89[8]	1	20

CLASS R5

12-31-2010	12.15	0.50	0.74	1.24	(0.50)	(0.12)	—	(0.62)	12.77	10.34	0.23[5]	0.23[5]	3.96	9	24
12-31-2009	10.40	0.57	1.75	2.32	(0.52)	(0.05)	—	(0.57)	12.15	22.67	0.33[5]	0.33[5]	5.08	9	24
12-31-2008	13.32	0.86	(2.83)	(1.97)	(0.67)	(0.28)	—	(0.95)	10.40	(15.10)[4]	0.52[5]	0.25[5]	7.19	4	33
12-31-2007	13.29	0.57	0.12	0.69	(0.54)	(0.12)	—	(0.66)	13.32	5.27[4]	3.42[5]	0.22[5,11]	4.23	1	13
12-31-2006[6]	13.65	0.28	0.29	0.57	(0.40)	(0.16)	(0.37)	(0.93)	13.29	4.19[4,7]	6.37[8,9]	0.20[8,9]	6.01[8]	—[12]	2
8-31-2006[10]	13.16	0.28	0.49	0.77	(0.28)	—	—	(0.28)	13.65	5.94[4,7]	9.18[8,9]	0.19[8,9]	2.44[8]	—[12]	20

See notes to financial statements

34	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Conservative continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net
			realized	Total							Expenses	Expenses		Net
	Net asset	Net	and	from	From net						before re-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		ductions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss) on	invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS 1

12-31-2010	12.13	0.51	0.75	1.26	(0.51)	(0.12)	—	(0.63)	12.76	10.51	0.11[5]	0.11[5]	4.08	2,391	24
12-31-2009	10.38	0.56	1.78	2.34	(0.54)	(0.05)	—	(0.59)	12.13	22.96	0.12[5]	0.12[5]	4.99	1,931	24
12-31-2008	13.30	0.71	(2.67)	(1.96)	(0.68)	(0.28)	—	(0.96)	10.38	(15.02)[4]	0.12[5]	0.12[5]	5.71	1,393	33
12-31-2007	13.27	0.57	0.14	0.71	(0.56)	(0.12)	—	(0.68)	13.30	5.38[4]	0.11[5]	0.11[5]	4.24	1,401	13
12-31-2006[6]	13.64	0.32	0.25	0.57	(0.40)	(0.16)	(0.38)	(0.94)	13.27	4.16[7]	0.11[8,9]	0.11[8]	6.96[8]	1,184	2
8-31-2006[10]	13.15	0.30	0.48	0.78	(0.29)	—	—	(0.29)	13.64	6.01[7]	0.12[8,9]	0.12[8]	2.54[8]	1,097	20

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Does not reflect the effect of sales charges, if any.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.13%, 0.49%–1.09% , 0.49%–2.40% and 0.79%–0.91% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.

6 The fiscal year-end changed from August 31 to December 31.

7 Not annualized.

8 Annualized.

9 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

10 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

11 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

12 Less than $500,000.

13 Includes the impact of expense recapture, which amounted to less than 0.005%, 0.05% and 0.06% of average net assets for Class B, Class R1 and Class R4 shares, respectively. See Note 4.

See notes to financial statements

Annual report | Lifestyle Portfolios	35

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is a series company which means it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers multiple investment funds, five of which (collectively, Lifestyle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. The Lifestyle Portfolios are series of the Trust and operate as “funds of funds” that invest in shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of Assets and Liabilities. Class A, Class B and Class C shares are open to all investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 and Class 5 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase. Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com and on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2010, all investments for the Portfolios are categorized as Level 1 under the hierarchy discussed above. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 assets.

Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a

36	Lifestyle Portfolios | Annual report

pro rata basis and is reflected in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2010, the Portfolios had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value and the specific expense rates applicable to each class.

Federal income taxes. The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2010:

	Capital Loss Carryforward
	Expiring at December 31,

Portfolio	2016	2017	2018

Lifestyle Aggressive	$129,404,422	$364,659,388	$69,543,765
Lifestyle Growth	331,154,610	966,013,756	—
Lifestyle Balanced	164,498,926	987,127,767	57,259,117
Lifestyle Moderate	39,351,498	168,786,302	17,270,240
Lifestyle Conservative	—	89,776,301	4,984,075

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2010, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Aggregate Cost	Appreciation	Depreciation	(Depreciation)

Lifestyle Aggressive	$3,377,177,362	$495,180,679	($14,152,864)	$481,027,815
Lifestyle Growth	10,418,340,803	1,243,665,361	(94,263,781)	1,149,401,580
Lifestyle Balanced	10,254,519,218	1,081,652,877	(53,443,010)	1,028,209,867
Lifestyle Moderate	3,265,993,674	251,425,117	(6,189,812)	245,235,305
Lifestyle Conservative	2,727,464,723	139,694,592	(6,176,783)	133,517,809

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Lifestyle Aggressive and Lifestyle Growth Portfolios declare and pay income dividends and capital gain distributions, if any, at least annually. The Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative Portfolios generally declare and pay income dividends quarterly and capital gain distributions, if any, at least annually.

During the year ended December 31, 2010, the tax character of distributions paid was as follows:

		2010 Distributions

		Long Term
Portfolio	Ordinary Income	Capital Gains	Return of Capital	Total

Lifestyle Aggressive	$63,697,830	—	—	$63,697,830
Lifestyle Growth	309,249,520	—	—	309,249,520
Lifestyle Balanced	398,943,703	—	—	398,943,703
Lifestyle Moderate	148,004,490	—	—	148,004,490
Lifestyle Conservative	129,906,306	—	—	129,906,306

Annual report | Lifestyle Portfolios	37

During the year ended December 31, 2009, the tax character of distributions paid was as follows:

		2009 Distributions

		Long Term
Portfolio	Ordinary Income	Capital Gains	Return of Capital	Total

Lifestyle Aggressive	$40,837,067	—	—	$40,837,067
Lifestyle Growth	240,072,101	—	—	240,072,101
Lifestyle Balanced	313,566,048	—	—	313,566,048
Lifestyle Moderate	113,066,079	—	—	113,066,079
Lifestyle Conservative	100,123,499	—	—	100,123,499

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010 (post-October deferral), are treated as occurring on January 1, 2011, the first day of the Portfolios’ next taxable year.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long Term	Capital Loss	Post-October
Portfolio	Ordinary Income	Capital Gains	Carryforward	Deferral

Lifestyle Aggressive	—	—	$563,607,575	—
Lifestyle Growth	$439,378	—	1,297,168,366	—
Lifestyle Balanced	861,809	—	1,208,885,810	—
Lifestyle Moderate	391,781	—	225,408,040	—
Lifestyle Conservative	367,054	—	94,760,376	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals for all Portfolios.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee. The Portfolios pay the Adviser a management fee for its services to the Portfolios. The management fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any funds of the Trust, John Hancock Trust (JHT) and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.05% of the first $7.5 billion of aggregate net assets and (b) 0.04% of the excess over $7.5 billion of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.50% of the first $7.5 billion of aggregate net assets and (b) 0.49% of the excess over $7.5 billion of aggregate net assets and is applied to the Other Assets of the Portfolios.

38	Lifestyle Portfolios | Annual report

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly MFC Global Investment Management (U.S.A.) Limited), an indirect owned subsidiary of MFC and an affiliate of the Adviser, and QS Investors, LLC act as subadvisers to the Lifestyle Portfolios. Effective January 1, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.) LLC), an indirect owned subsidiary of MFC and an affiliate of the Adviser, also acts as subadviser. The Portfolios are not responsible for the payment of subadvisory fees. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of each Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate

Lifestyle Aggressive	0.05%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense reimbursements. The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, printing fees, transfer agent fees, state registration fees, service fees and underlying fund expenses. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the Adviser with respect to both the Portfolios and the underlying investments does not exceed 0.51% of the Lifestyle Portfolios’ first $7.5 billion of average daily net assets and 0.50% of the Portfolios’ average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The Adviser has contractually agreed to waive fees and/or reimburse certain class specific expenses, including 12b-1 fees, transfer agent fees, service fees, state registration fees, and printing and postage fees for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares, to the extent that the above expenses for each class exceed 0.59%, 1.29%, 1.29%, 1.04%, 0.94%, 0.64% and 0.34%, respectively, of the average daily net assets attributable to the classes. This expense fee waiver and/or reimbursement will continue in effect until at least April 30, 2011.

For the year ended December 31, 2010, the expense reductions related to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of Operations:

Expense Reimbursement by Class

Portfolio	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5	Total

Lifestyle Aggressive	$9,072	$9,140	$5,601	$429	$651	$448	$584	$185,723	—	$211,648
Lifestyle Growth	11,006	5,528	7,855	297	483	395	458	213,331	$1,820	241,173
Lifestyle Balanced	2,208	292	1,731	57	159	110	152	39,194	178	44,081

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended December 31, 2010 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

	Amounts eligible for	Amounts eligible for	Amount recovered
	recovery through	recovery through	during the year ended
Portfolio	December 1, 2012	December 1, 2013	December 31, 2010

Lifestyle Aggressive	$31,151	$7,850	$95,012
Lifestyle Growth	11,307	3,715	52,552
Lifestyle Balanced	—	—	18,978
Lifestyle Moderate	—	—	11,921
Lifestyle Conservative	—	—	7,338

Accounting and legal services. Pursuant to the service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2010 amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans. The Trust has a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Portfolios pay for certain other services. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares:

Annual report | Lifestyle Portfolios	39

Class	12b-1 Fee	Service Fee

A	0.30%	—
B	1.00%	—
C	1.00%	—
R1	0.50%	0.25%
R3	0.50%	0.15%
R4	0.25%	0.10%
R5	—	0.05%
1	0.05%	—

Sales charges. Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2010:

Lifestyle Aggressive		Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative

Net sales charges	$631,724	$3,079,812	$3,038,657	$1,296,065	$1,503,560
Retained for printing prospectuses,
advertising and sales literature	98,698	489,251	489,114	209,693	249,405
Sales commission to unrelated broker-dealers	520,471	2,550,709	2,513,397	1,079,777	1,247,747
Sales commission to affiliated sales personnel	12,555	39,852	36,146	6,595	6,408

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the year ended December 31, 2010, CDSCs received by the Distributor for Class B and Class C were as follows:

Portfolio	Class B	Class C

Lifestyle Aggressive	$65,546	$14,463
Lifestyle Growth	189,067	60,807
Lifestyle Balanced	175,797	70,050
Lifestyle Moderate	56,023	37,434
Lifestyle Conservative	48,500	30,727

Transfer agent fees. The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. Class 1 and Class 5 shares do not pay transfer agent fees. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolios and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receive in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Portfolios paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares, based on each class’s average daily net assets.

• The Portfolios paid a monthly fee based on an annual rate of $16.50 per shareholder account for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares.

• Signature Services was reimbursed for certain out-of-pocket expenses.

40	Lifestyle Portfolios | Annual report

Class level expenses. Class level expenses for the year ended December 31, 2010 were:

		Distribution and	Transfer	State	Printing and
Portfolio	Share class	service fees	agent fees	registration fees	postage

Lifestyle Aggressive	Class A	$462,564	$324,580	$10,747	$11,220
	Class B	218,845	56,170	7,528	1,773
	Class C	951,872	201,221	7,741	6,199
	Class R1	50,864	5,858	4,335	512
	Class R3	72,121	7,208	6,786	519
	Class R4	24,742	4,609	7,037	156
	Class R5	5,057	5,654	8,121	469
	Class 1	1,575,424	—	—	—
	Total	$3,361,489	$605,300	$52,295	$20,848

Lifestyle Growth	Class A	$1,439,668	$885,630	$24,859	$23,529
	Class B	792,164	171,104	6,774	3,013
	Class C	3,426,304	617,927	12,981	13,276
	Class R1	88,502	9,835	4,943	935
	Class R3	136,539	12,193	8,219	915
	Class R4	56,756	9,257	7,016	(1,099)
	Class R5	10,615	10,186	8,640	696
	Class 1	4,661,516	—	—	—
	Total	$10,612,064	$1,716,132	$73,432	$41,265

Lifestyle Balanced	Class A	$1,446,178	$840,050	$23,436	$18,773
	Class B	678,889	137,650	7,268	3,110
	Class C	3,840,611	642,734	19,381	14,265
	Class R1	90,103	8,387	3,757	521
	Class R3	219,664	18,519	7,822	1,101
	Class R4	79,197	13,102	9,753	(1,672)
	Class R5	15,414	16,103	7,586	815
	Class 1	4,547,556	—	—	—
	Total	$10,917,612	$1,676,545	$79,003	$36,913

Lifestyle Moderate	Class A	$530,781	$303,753	$15,487	$10,516
	Class B	223,184	44,355	6,998	1,710
	Class C	1,504,004	253,083	15,358	8,464
	Class R1	47,627	4,775	4,660	445
	Class R3	58,927	6,309	7,187	507
	Class R4	19,435	3,811	6,986	(81)
	Class R5	3,712	5,481	7,247	398
	Class 1	1,378,269	—	—	—
	Total	$3,765,939	$621,567	$63,923	$21,959

Lifestyle Conservative	Class A	$527,538	$292,533	$18,190	$9,721
	Class B	241,460	45,202	7,455	1,846
	Class C	1,540,929	254,003	14,141	8,587
	Class R1	58,579	5,773	976	509
	Class R3	62,633	6,370	6,860	525
	Class R4	17,074	3,338	6,899	94
	Class R5	3,411	5,655	6,993	460
	Class 1	1,092,654	—	—	—
	Total	$3,544,278	$612,874	$61,514	$21,742

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

Annual report | Lifestyle Portfolios	41

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the years ended December 31, 2010 and 2009 were as follows:

Lifestyle Aggressive
		Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	6,305,037	$70,594,208	5,393,918	$49,553,716
Exchanged from Class R2	—	—	555,063	5,514,891
Distributions reinvested	179,719	2,208,744	101,292	1,098,270
Repurchased	(4,272,684)	(47,184,373)	(3,032,530)	(27,478,545)
Net increase	2,212,072	$25,618,579	3,017,743	$28,688,332

Class B shares

Sold	304,055	$3,382,176	460,786	$4,037,532
Distributions reinvested	11,119	136,983	4,818	52,850
Repurchased	(381,053)	(4,236,010)	(392,000)	(3,521,146)
Net increase (decrease)	(65,879)	($716,851)	73,604	$569,236

Class C shares

Sold	2,508,754	$27,954,313	2,572,549	$22,589,783
Distributions reinvested	51,465	634,050	19,654	213,891
Repurchased	(1,821,170)	(20,136,171)	(2,078,724)	(18,670,746)
Net increase	739,049	$8,452,192	513,479	$4,132,928

Class R shares

Sold	—	—	102,359	$810,679
Exchanged for Class R1	—	—	(217,916)	(2,170,600)
Repurchased	—	—	(81,154)	(639,467)
Net decrease	—	—	(196,711)	($1,999,388)

Class R1 shares

Sold	331,421	$3,708,886	214,172	$2,031,197
Exchanged from Class R	—	—	218,013	2,170,600
Distributions reinvested	5,029	62,001	2,155	23,468
Repurchased	(223,167)	(2,514,129)	(94,312)	(853,688)
Net increase	113,283	$1,256,758	340,028	$3,371,577

Class R2 shares

Sold	—	—	434,308	$3,793,245
Exchanged for Class A	—	—	(554,800)	(5,514,891)
Repurchased	—	—	(68,953)	(630,606)
Net decrease	—	—	(189,445)	($2,352,252)

Class R3 shares

Sold	407,234	$4,509,668	561,647	$4,906,273
Distributions reinvested	10,847	133,199	5,797	62,992
Repurchased	(380,475)	(4,275,316)	(352,738)	(3,269,588)
Net increase	37,606	$367,551	214,706	$1,699,677

Class R4 shares

Sold	228,047	$2,518,760	483,613	$4,352,134
Distributions reinvested	9,198	112,863	6,365	68,937
Repurchased	(359,415)	(3,862,856)	(487,525)	(4,187,328)
Net increase (decrease)	(122,170)	($1,231,233)	2,453	$233,743

Class R5 shares

Sold	357,321	$3,960,507	497,800	$4,558,425
Distributions reinvested	14,983	183,692	10,107	109,359
Repurchased	(359,621)	(4,022,202)	(304,790)	(2,888,196)
Net increase	12,683	$121,997	203,117	$1,779,588

Class 1 shares

Sold	14,472,185	$161,177,263	26,499,244	$228,826,778
Distributions reinvested	4,913,019	60,086,218	3,627,475	39,140,458
Repurchased	(17,954,899)	(199,627,905)	(12,412,965)	(117,371,596)
Net increase	1,430,305	$21,635,576	17,713,754	$150,595,640

Net increase	4,356,949	$55,504,569	21,692,728	$186,719,081

42	Lifestyle Portfolios | Annual report

Lifestyle Growth
		Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	18,814,650	$225,001,303	14,352,411	$146,202,366
Exchanged from Class R2	—	—	601,503	6,459,715
Distributions reinvested	1,030,999	13,227,661	717,905	8,269,027
Repurchased	(10,099,050)	(119,743,641)	(8,178,840)	(79,244,982)
Net increase	9,746,599	$118,485,323	7,492,979	$81,686,126

Class B shares

Sold	1,265,708	$15,127,498	1,494,544	$14,722,280
Distributions reinvested	102,276	1,316,279	88,768	1,026,160
Repurchased	(978,368)	(11,624,127)	(1,179,186)	(11,226,752)
Net increase	389,616	$4,819,650	404,126	$4,521,688

Class C shares

Sold	9,702,393	$115,563,855	7,971,450	$79,773,645
Distributions reinvested	492,454	6,327,921	357,727	4,131,730
Repurchased	(5,375,747)	(63,668,960)	(5,346,607)	(51,289,408)
Net increase	4,819,100	$58,222,816	2,982,570	$32,615,967

Class R shares

Sold	—	—	154,297	$1,355,103
Exchanged for Class R1	—	—	(361,089)	(3,892,766)
Repurchased	—	—	(75,575)	(653,613)
Net decrease	—	—	(282,367)	($3,191,276)

Class R1 shares

Sold	502,427	$5,987,652	393,537	$4,183,798
Exchanged from Class R	—	—	361,619	3,892,766
Distributions reinvested	18,671	240,862	12,529	145,088
Repurchased	(289,081)	(3,493,178)	(179,674)	(1,884,017)
Net increase	232,017	$2,735,336	588,011	$6,337,635

Class R2 shares

Sold	—	—	379,506	$3,591,796
Exchanged for Class A	—	—	(600,523)	(6,459,715)
Repurchased	—	—	(509,838)	(4,566,133)
Net decrease	—	—	(730,855)	($7,434,052)

Class R3 shares

Sold	661,010	$7,911,722	731,415	$6,994,890
Distributions reinvested	38,602	494,881	30,785	354,642
Repurchased	(507,021)	(6,122,404)	(528,975)	(5,196,178)
Net increase	192,591	$2,284,199	233,225	$2,153,354

Class R4 shares

Sold	730,506	$8,662,769	730,467	$7,382,293
Distributions reinvested	36,712	470,653	29,805	343,352
Repurchased	(671,736)	(7,797,633)	(803,245)	(7,608,619)
Net increase (decrease)	95,482	$1,335,789	(42,973)	$117,026

Class R5 shares

Sold	734,800	$8,763,730	716,169	$7,022,351
Distributions reinvested	44,173	566,295	36,152	416,107
Repurchased	(624,225)	(7,547,846)	(366,045)	(3,662,895)
Net increase	154,748	$1,782,179	386,276	$3,775,563

Class 1 shares

Sold	37,252,046	$443,658,442	58,541,779	$561,888,928
Distributions reinvested	22,114,970	282,629,320	19,420,065	222,748,147
Repurchased	(33,910,544)	(402,925,018)	(31,392,850)	(310,161,132)
Net increase	25,456,472	$323,362,744	46,568,994	$474,475,943

Class 5 shares

Sold	1,615,561	$19,248,023	1,407,676	$14,108,155
Distributions reinvested	211,140	2,694,142	149,230	1,710,171
Repurchased	(149,920)	(1,772,039)	(329,293)	(3,020,346)
Net increase	1,676,781	$20,170,126	1,227,613	$12,797,980

Net increase	42,763,406	$533,198,162	58,827,599	$607,855,954

Annual report | Lifestyle Portfolios	43

Lifestyle Balanced
		Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	19,580,426	$240,102,252	14,615,163	$154,720,951
Exchanged from Class R2	—	—	636,297	7,077,123
Distributions reinvested	1,373,063	17,275,109	968,873	10,789,622
Repurchased	(10,042,103)	(122,781,303)	(8,793,428)	(88,170,645)
Net increase	10,911,386	$134,596,058	7,426,905	$84,417,051

Class B shares

Sold	1,180,688	$14,435,721	1,341,474	$13,824,238
Distributions reinvested	130,755	1,655,395	122,200	1,363,802
Repurchased	(993,298)	(12,095,506)	(1,022,705)	(10,042,054)
Net increase	318,145	$3,995,610	440,969	$5,145,986

Class C shares

Sold	12,290,967	$150,133,097	9,973,381	$106,033,040
Distributions reinvested	810,001	10,258,850	580,625	6,522,968
Repurchased	(6,152,559)	(75,155,891)	(5,633,636)	(55,304,113)
Net increase	6,948,409	$85,236,056	4,920,370	$57,251,895

Class R shares

Sold	—	—	320,081	$3,136,327
Exchanged for Class R1	—	—	(498,542)	(5,538,767)
Distributions reinvested	—	—	3,132	30,044
Repurchased	—	—	(136,833)	(1,351,052)
Net decrease	—	—	(312,162)	($3,723,448)

Class R1 shares

Sold	618,303	$7,531,435	485,685	$4,980,858
Exchanged from Class R	—	—	499,598	5,538,767
Distributions reinvested	25,021	314,158	14,390	166,999
Repurchased	(391,958)	(4,806,555)	(234,211)	(2,371,706)
Net increase	251,366	$3,039,038	765,462	$8,314,918

Class R2 shares

Sold	—	—	425,204	$4,225,280
Exchanged for Class A	—	—	(637,650)	(7,077,123)
Distributions reinvested	—	—	4,800	46,524
Repurchased	—	—	(180,650)	(1,699,784)
Net decrease	—	—	(388,296)	($4,505,103)

Class R3 shares

Sold	1,574,471	$18,999,404	1,194,998	$11,833,000
Distributions reinvested	92,237	1,161,080	75,232	834,261
Repurchased	(1,175,431)	(14,485,233)	(859,207)	(8,707,827)
Net increase	491,277	$5,675,251	411,023	$3,959,434

Class R4 shares

Sold	1,183,979	$14,474,628	1,310,661	$13,375,078
Distributions reinvested	75,526	947,259	64,869	716,379
Repurchased	(1,087,613)	(13,126,262)	(883,577)	(8,836,631)
Net increase	171,892	$2,295,625	491,953	$5,254,826

Class R5 shares

Sold	1,413,916	$17,398,471	1,166,195	$11,864,446
Distributions reinvested	107,201	1,345,399	77,561	859,599
Repurchased	(884,630)	(10,964,930)	(586,927)	(5,929,081)
Net increase	636,487	$7,778,940	656,829	$6,794,964

Class 1 shares

Sold	48,988,036	$599,105,962	60,845,624	$627,910,053
Distributions reinvested	29,027,359	361,980,670	26,404,269	289,328,148
Repurchased	(28,069,764)	(341,123,667)	(42,500,742)	(419,118,196)
Net increase	49,945,631	$619,962,965	44,749,151	$498,120,005

Class 5 shares

Sold	1,182,532	$14,454,724	826,551	$8,763,637
Distributions reinvested	134,459	1,680,372	90,578	1,000,413
Repurchased	(243,328)	(2,900,034)	(173,919)	(1,684,477)
Net increase	1,073,663	$13,235,062	743,210	$8,079,573

Net increase	70,748,256	$875,814,605	59,905,414	$669,110,101

44	Lifestyle Portfolios | Annual report

Lifestyle Moderate
		Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	7,839,288	$95,797,648	5,995,257	$64,253,345
Exchanged from Class R2	—	—	226,147	2,539,140
Distributions reinvested	619,398	7,647,128	416,764	4,660,459
Repurchased	(3,445,806)	(41,973,126)	(3,245,431)	(33,789,958)
Net increase	5,012,880	$61,471,650	3,392,737	$37,662,986

Class B shares

Sold	638,918	$7,781,974	544,886	$5,784,206
Distributions reinvested	57,501	710,843	46,602	521,685
Repurchased	(306,127)	(3,734,736)	(342,500)	(3,509,077)
Net increase	390,292	$4,758,081	248,988	$2,796,814

Class C shares

Sold	6,582,442	$79,898,068	4,505,216	$48,432,667
Distributions reinvested	417,998	5,173,078	252,849	2,842,914
Repurchased	(2,412,411)	(29,434,773)	(2,068,697)	(21,116,835)
Net increase	4,588,029	$55,636,373	2,689,368	$30,158,746

Class R shares

Sold	—	—	138,491	$1,324,777
Exchanged for Class R1	—	—	(200,158)	(2,243,414)
Distributions reinvested	—	—	1,808	17,911
Repurchased	—	—	(50,359)	(489,228)
Net decrease	—	—	(110,218)	($1,389,954)

Class R1 shares

Sold	307,418	$3,717,017	179,547	$1,948,712
Exchanged from Class R	—	—	200,011	2,243,414
Distributions reinvested	17,242	212,703	12,629	143,952
Repurchased	(280,296)	(3,438,717)	(66,118)	(698,631)
Net increase	44,364	$491,003	326,069	$3,637,447

Class R2 shares

Sold	—	—	216,278	$2,249,595
Exchanged for Class A	—	—	(226,467)	(2,539,142)
Distributions reinvested	—	—	1,600	16,491
Repurchased	—	—	(12,561)	(129,603)
Net decrease	—	—	(21,150)	($402,659)

Class R3 shares

Sold	283,692	$3,466,476	310,906	$3,264,341
Distributions reinvested	29,029	357,731	24,829	276,912
Repurchased	(264,667)	(3,255,213)	(175,560)	(1,850,673)
Net increase	48,054	$568,994	160,175	$1,690,580

Class R4 shares

Sold	326,284	$3,934,571	209,323	$2,180,617
Distributions reinvested	21,817	268,881	15,200	167,320
Repurchased	(150,156)	(1,811,443)	(229,299)	(2,361,820)
Net increase (decrease)	197,945	$2,392,009	(4,776)	($13,883)

Class R5 shares

Sold	524,830	$6,382,507	256,618	$2,751,945
Distributions reinvested	38,129	469,165	25,024	278,219
Repurchased	(330,550)	(4,064,450)	(191,685)	(1,884,941)
Net increase	232,409	$2,787,222	89,957	$1,145,223

Class 1 shares

Sold	25,257,401	$306,609,811	23,088,571	$249,217,878
Distributions reinvested	10,659,990	130,970,535	9,273,776	102,551,217
Repurchased	(9,137,901)	(111,993,007)	(13,386,853)	(140,124,043)
Net increase	26,779,490	$325,587,339	18,975,494	$211,645,052

Class 5 shares

Sold	599,558	$7,284,955	502,763	$5,335,211
Distributions reinvested	74,120	910,986	47,407	528,000
Repurchased	(111,299)	(1,350,211)	(148,917)	(1,478,117)
Net increase	562,379	$6,845,730	401,253	$4,385,094

Net increase	37,855,842	$460,538,401	26,147,897	$291,315,446

Annual report | Lifestyle Portfolios	45

Lifestyle Conservative
		Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	10,041,016	$126,533,979	6,745,652	$77,003,665
Exchanged from Class R2	—	—	76,008	896,350
Distributions reinvested	622,255	7,844,596	407,282	4,762,263
Repurchased	(5,202,312)	(65,496,196)	(3,971,263)	(44,128,047)
Net increase	5,460,959	$68,882,379	3,257,679	$38,534,231

Class B shares

Sold	838,104	$10,539,336	789,204	$8,849,628
Distributions reinvested	64,666	815,716	54,066	632,538
Repurchased	(401,195)	(5,021,870)	(393,191)	(4,350,412)
Net increase	501,575	$6,333,182	450,079	$5,131,754

Class C shares

Sold	7,384,187	$92,601,801	5,086,004	$57,843,594
Distributions reinvested	427,536	5,392,803	256,632	3,012,711
Repurchased	(2,745,826)	(34,549,114)	(2,622,152)	(28,592,748)
Net increase	5,065,897	$63,445,490	2,720,484	$32,263,557

Class R shares

Sold	—	—	173,331	$1,843,722
Exchanged for Class R1	—	—	(247,090)	(2,913,364)
Distributions reinvested	—	—	2,164	23,127
Repurchased	—	—	(37,533)	(400,509)
Net decrease	—	—	(109,128)	($1,447,024)

Class R1 shares

Sold	337,200	$4,245,154	166,059	$1,848,870
Exchanged from Class R	—	—	247,037	2,913,364
Distributions reinvested	23,156	292,218	15,382	182,066
Repurchased	(246,997)	(3,145,624)	(85,466)	(978,438)
Net increase	113,359	$1,391,748	343,012	$3,965,862

Class R2 shares

Sold	—	—	44,671	$491,604
Exchanged for Class A	—	—	(75,962)	(896,350)
Distributions reinvested	—	—	972	10,451
Repurchased	—	—	(304,716)	(3,186,104)
Net decrease	—	—	(335,035)	($3,580,399)

Class R3 shares

Sold	438,423	$5,515,699	319,911	$3,492,606
Distributions reinvested	34,350	432,732	28,539	331,079
Repurchased	(309,773)	(3,930,221)	(215,360)	(2,432,388)
Net increase	163,000	$2,018,210	133,090	$1,391,297

Class R4 shares

Sold	315,088	$3,965,586	265,688	$2,989,366
Distributions reinvested	20,102	253,285	12,930	150,377
Repurchased	(137,036)	(1,733,405)	(267,700)	(2,900,378)
Net increase	198,154	$2,485,466	10,918	$239,365

Class R5 shares

Sold	430,442	$5,380,666	419,850	$4,646,869
Distributions reinvested	39,422	496,135	30,386	353,949
Repurchased	(438,988)	(5,550,349)	(161,722)	(1,793,563)
Net increase	30,876	$326,452	288,514	$3,207,255

Class 1 shares

Sold	28,313,977	$353,882,230	24,401,009	$274,926,863
Distributions reinvested	8,906,887	112,034,998	7,651,342	88,744,297
Repurchased	(8,990,485)	(114,291,033)	(7,025,853)	(79,077,945)
Net increase	28,230,379	$351,626,195	25,026,498	$284,593,215

Net increase	39,764,199	$496,509,122	31,786,111	$364,299,113

46	Lifestyle Portfolios | Annual report

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the year ended December 31, 2010:

Portfolio	Purchases	Sales

Lifestyle Aggressive	$736,133,387	$652,478,697
Lifestyle Growth	2,560,846,495	1,956,311,677
Lifestyle Balanced	2,874,049,700	1,942,478,286
Lifestyle Moderate	1,110,719,323	635,896,483
Lifestyle Conservative	1,119,650,311	614,417,579

Note 7 — Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2010, the following Portfolios held 5% or more of an affiliated underlying fund’s net assets:

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Aggressive
John Hancock Investment Trust
Small Cap Intrinsic Value	8.99%
John Hancock Funds II
All Cap Core	15.51%
All Cap Value	12.38%
Alpha Opportunities	14.38%
Blue Chip Growth	10.07%
Capital Appreciation	10.48%
Currency Strategies	10.15%
Emerging Markets Value	17.51%
Equity-Income	14.12%
Fundamental Value	12.45%
Heritage	20.93%
Index 500	8.93%
International Equity Index	6.38%
International Growth Stock	16.33%
International Opportunities	15.32%
International Small Cap	13.86%
International Small Company	23.72%
International Value	11.39%
Large Cap	12.23%
Large Cap Value	11.93%
Mid Cap Index	24.27%
Mid Cap Stock	10.77%
Mid Value	15.89%
Mid Cap Value Equity	20.92%
Mutual Shares	11.09%
Natural Resources	13.07%
Optimized Value	15.84%
Real Estate Equity	5.55%
Small Cap Growth	19.28%
Small Cap Index	22.41%
Small Cap Opportunities	9.95%
Small Cap Value	24.31%
Small Company Growth	22.02%
Small Company Value	13.63%
Smaller Company Growth	10.83%
Technical Opportunities	8.88%
U.S. Multi Sector	14.22%
Value	21.01%
Value & Restructuring	12.04%
John Hancock Funds III
International Core	9.70%
Rainier Growth	7.99%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Growth
John Hancock Investment Trust
Small Cap Intrinsic Value	13.94%
John Hancock Funds II
Active Bond	9.15%
All Cap Core	47.16%
All Cap Value	33.90%
Alpha Opportunities	43.19%
Blue Chip Growth	27.35%
Capital Appreciation	26.05%
Currency Strategies	30.15%
Emerging Markets Value	37.79%
Equity-Income	33.70%
Floating Rate Income	19.09%
Fundamental Value	36.50%
Global Bond	12.55%
Global High Yield	17.36%
Global Real Estate	33.52%
Heritage	38.42%
High Income	24.21%
High Yield	20.19%
Index 500	16.57%
International Equity Index	24.95%
International Growth Stock	31.73%
International Opportunities	38.38%
International Small Cap	24.63%
International Small Company	43.17%
International Value	26.83%
Large Cap	37.17%
Large Cap Value	30.00%
Mid Cap Index	75.20%
Mid Cap Stock	21.28%
Mid Value	36.09%
Mid Cap Value Equity	32.48%
Multi-Sector Bond	18.42%
Mutual Shares	32.85%
Natural Resources	27.04%
Optimized Value	39.86%
Real Estate Equity	32.73%
Real Return Bond	13.23%
Small Cap Growth	30.00%
Small Cap Opportunities	15.47%
Small Cap Value	37.56%
Small Company Growth	34.14%
Small Company Value	21.10%
Smaller Company Growth	16.81%
Spectrum Income	18.75%
Strategic Income Opportunities	13.10%
Technical Opportunities	27.18%
Total Return	16.81%
U.S. High Yield Bond	17.63%
U.S. Multi Sector	43.59%
Value	32.20%
Value & Restructuring	34.59%
John Hancock Funds III
Discipline Value	13.21%
International Core	22.86%
Rainier Growth	21.62%

Annual report | Lifestyle Portfolios	47

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Balanced
John Hancock Investment Trust
Small Cap Intrinsic Value	6.86%
John Hancock Funds II
Active Bond	39.96%
All Cap Core	37.31%
All Cap Value	25.75%
Alpha Opportunities	29.17%
Blue Chip Growth	21.33%
Capital Appreciation	18.64%
Core Bond	43.16%
Currency Strategies	29.63%
Emerging Markets Value	24.07%
Equity-Income	19.28%
Floating Rate Income	21.85%
Fundamental Value	26.38%
Global Bond	40.54%
Global High Yield	34.66%
Global Real Estate	32.98%
Heritage	25.27%
High Income	45.41%
High Yield	39.82%
Index 500	15.85%
International Growth Stock	32.27%
International Opportunities	24.53%
International Small Cap	8.10%
International Small Company	14.14%
International Value	18.98%
Investment Quality Bond	20.01%
Large Cap	36.72%
Large Cap Value	23.83%
Mid Cap Stock	17.91%
Mid Value	23.91%
Mid Cap Value Equity	31.87%
Multi-Sector Bond	39.78%
Mutual Shares	32.45%
Natural Resources	20.05%
Optimized Value	31.49%
Real Estate Equity	32.36%
Real Return Bond	37.53%
Small Cap Growth	26.16%
Small Cap Opportunities	7.59%
Small Cap Value	18.42%
Small Company Growth	25.12%
Small Company Value	20.70%
Smaller Company Growth	12.88%
Spectrum Income	39.79%
Strategic Income Opportunities	26.19%
Technical Opportunities	26.88%
Total Return	23.14%
U.S. High Yield Bond	43.62%
U.S. Multi Sector	31.25%
Value	31.82%
Value & Restructuring	27.30%
John Hancock Funds III
Disciplined Value	10.52%
International Core	16.60%
Rainier Growth	15.29%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Moderate
John Hancock Funds II
Active Bond	22.23%
Blue Chip Growth	7.31%
Core Bond	27.71%
Currency Strategies	9.22%
Equity-Income	7.71%
Floating Rate Income	9.93%
Fundamental Value	7.58%
Global Bond	14.97%
Global High Yield	16.65%
Global Real Estate	10.52%
High Income	20.77%
High Yield	10.57%
International Growth Stock	10.08%
Investment Quality Bond	26.56%
Mid Cap Stock	5.42%
Mid Value	10.98%
Multi-Sector Bond	17.57%
Real Estate Equity	10.23%
Real Return Bond	15.75%
Small Cap Value	5.60%
Small Company Growth	6.34%
Spectrum Income	17.47%
Strategic Income Opportunities	11.37%
Total Bond Market	14.46%
Total Return	12.44%
U.S. High Yield Bond	11.16%
U.S. Multi Sector	8.16%
Value & Restructuring	8.18%
John Hancock Funds III
Global Shareholder Yield	26.78%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Conservative
John Hancock Funds II
Active Bond	23.29%
Core Bond	26.92%
Currency Strategies	7.59%
Equity-Income	5.86%
Floating Rate Income	8.20%
Global Bond	14.50%
Global High Yield	16.10%
Global Real Estate	8.46%
High Income	8.40%
High Yield	9.55%
Investment Quality Bond	37.10%
Multi-Sector Bond	16.15%
Real Estate Equity	8.20%
Real Return Bond	13.63%
Short Term Government Income	100.00%
Spectrum Income	15.94%
Strategic Income Opportunities	12.65%
Total Bond Market	29.17%
Total Return	12.93%
U.S. High Yield Bond	10.35%
John Hancock Funds III
Global Shareholder Yield	22.71%

48	Lifestyle Portfolios | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios which are part of John Hancock Funds II (the “Trust”) identified in Note 5 at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

Annual report | Lifestyle Portfolios	49

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2010.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s 2010 ordinary income dividends that qualifies for the dividend received deduction is set forth below:

Dividend Received
Portfolio	Deduction

Lifestyle Aggressive	32.17%
Lifestyle Growth	16.59%
Lifestyle Balanced	9.39%
Lifestyle Moderate	7.22%
Lifestyle Conservative	4.31%

Qualified Dividend Income. The Portfolios designate the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders were mailed a 2010 Form 1099-DIV in January 2011. This reflected the total of all distributions that were taxable for the calendar year 2010.

50	Lifestyle Portfolios | Annual report

EVALUATION OF SUBADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as an additional subadviser to the following funds (the “Portfolios”), each a series of the Trust.

Portfolios

a. Lifestyle Aggressive Portfolio

b. Lifestyle Balanced Portfolio

c. Lifestyle Conservative Portfolio

d. Lifestyle Growth Portfolio

e. Lifestyle Moderate Portfolio

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolios, and the Subadviser relating to each of the Portfolios (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1. the nature, extent and quality of the services to be provided by the subadviser to the fund;

2. the investment performance of the fund and its subadviser;

3. the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5. comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1. information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3. the subadvisory fee for the fund, including any breakpoints.

The Board approved the Subadvisory Agreement Amendment with the Subadviser for each of the Portfolios at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1. The subadvisory fees for the Portfolios are paid by the Adviser, not the Portfolios, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for any of the Portfolios.

2. Approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3. The personnel of John Hancock Asset Management (North America) and the Adviser who have currently and previously managed the assets of the Portfolios, with John Hancock Asset Management (North America) and the Subadviser, are expected to continue to manage the Portfolios and the Board is generally satisfied with their skill and experience and with the performance of the Portfolios.

Annual report | Lifestyle Portfolios	51

4. The performance of each Portfolio as noted below and management’s discussion of the same:

a. The Lifestyle Aggressive Portfolio has outperformed its peer group and benchmark index for the one year and since inception periods ended September 30, 2010;

b. The Lifestyle Balanced Portfolio has outperformed its peer group and benchmark index for the one year and since inception periods ended September 30, 2010;

c. The Lifestyle Conservative Portfolio has outperformed its peer group and benchmark index for the one year and since inception periods ended September 30, 2010;

d. The Lifestyle Growth Portfolio has outperformed its peer group and benchmark index for the one year and since inception periods ended September 30, 2010;

e. The Lifestyle Moderate Portfolio has outperformed its peer group and benchmark index for the one year and since inception periods ended September 30, 2010;

5. John Hancock Asset Management has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to each of the Portfolios.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

52	Lifestyle Portfolios | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

		Number of
Name, Year of Birth	Trustee of	John Hancock
Position(s) held with Fund	the Trust	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust
(since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III
(2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public
Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation
(since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation
(2004–2010). Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd
Organization (since 2003); President, Westport Resources Management (2006–2008);
Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003);
Executive Vice President, Thomson Corp. (1997–2000) (financial information publishing).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management,
Boston College (since 1984). Trustee of John Hancock Trust (since 2005), John Hancock Funds II
(since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman,
Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent
Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial
(since 1996); Investor Financial Services Corporation (1995–2007); and Connecticut River
Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds
(1988–2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005). Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of
John Hancock Funds III (2005–2006).

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal
Reserve System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Trust
(since 2008) and John Hancock Funds II (since September 2008).

Annual report | Lifestyle Portfolios	53

Non-Independent Trustee[2]

Number of
Name, Year of Birth	Trustee of	John Hancock
Position(s) held with Fund	the Trust	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds,
LLC, and John Hancock Investment Management Services, LLC (2005–2010); Trustee,
John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and
John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010);
(President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds
(since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds,
LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and
John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual
Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds
(2004–2006).

54	Lifestyle Portfolios | Annual report

Principal officers who are not Trustees (continued)

Officer
Name, Year of Birth	of the
Position(s) held with Fund	Trust
Principal occupation(s) and other directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009–2010); Vice President,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007);
Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and
John Hancock Trust (2007–2009) and John Hancock Funds III (since 2009); Vice President and Director of
Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds,
John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC
and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs
Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and
Treasurer, Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and
Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and
John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee,
John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Lifestyle Portfolios	55

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey	Subadvisers
Charles L. Bardelis*	John Hancock Asset Management
Peter S. Burgess*	Principal distributor
Theron S. Hoffman	John Hancock Funds, LLC
Hassell H. McClellan
Steven M. Roberts*	Custodian
State Street Bank and Trust Company
Officers
Hugh McHaffie	Transfer agent
President	John Hancock Signature Services, Inc.
Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Independent registered
Francis V. Knox, Jr.	public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP

Michael J. Leary
Treasurer	The report is certified under the Sarbanes-Oxley Act, which
requires mutual funds and other public companies to affirm
Charles A. Rizzo	that, to the best of their knowledge, the information in
Chief Financial Officer	their financial reports is fairly and accurately stated in all material respects.
John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelvemonth period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

56	Lifestyle Portfolios | Annual report

John Hancock
the future is yours

Now available: electronic delivery
www.jhfunds.com/edelivery

LS00A 12/10
2/11

MUTUAL FUNDS

John Hancock

Retirement Distribution Portfolio

Annual Report

12.31.10

Management’s discussion of
Portfolio performance

From the Portfolio Management Team of
John Hancock Asset Management1

Aided by a powerful surge in the final four months of the year, U.S. stocks delivered robust gains for the 12 months ended December 31, 2010. Factors lifting share prices included further progress toward economic recovery, optimism over the Federal Reserve Board’s plans to engage in another round of quantitative easing (QE2) and the extension of tax cuts that had been set to expire at the end of 2010. In the bond market, despite rising yields in the fourth quarter, Treasury yields declined for the year overall, which bolstered bond prices. For the 12 months ended December 31, 2010, the S&P 500 Index returned 15.06%, the Barclays Capital U.S. Aggregate Bond Index returned 6.54% and a blended benchmark using 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index returned 11.29%. Meanwhile, the Morningstar, Inc. average retirement income fund posted an 8.94% gain over the same period.

During the past year, John Hancock Retirement Distribution Portfolio returned 8.99%, at net asset value, trailing the blended index but edging out the peer group average. Defensive asset allocation in the final quarter of the year — reflected in a roughly 30% stake in cash and cash equivalents at year end — was the primary factor detracting from performance. Turning to manager contribution, outperformance by our fixed-income funds modestly outweighed underperformance from our equity funds. In fixed income, the largest contributors were Total Return Fund (PIMCO) and Strategic Income Opportunities Fund (John Hancock). Total Return Fund benefited from tactical positioning in a volatile interest-rate environment, while Strategic Income Opportunities Fund was lifted by its exposure to corporate and non-U.S. debt securities. Notable detractors among our equity funds included Mid Value Fund (T. Rowe Price), as its emphasis on larger-capitalization, higher-quality stocks worked against it, given the sizable outperformance of smaller-cap, lower-quality shares during the period.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

1 Effective 1-1-11, Manulife Asset Management (US) LLC has been added as a subadviser. Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

6	Retirement Distribution Portfolio | Annual report

A look at performance

For the period ended December 31, 2010

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	3.54	—	—	–0.16	3.54	—	—	–0.48

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until 4-30-11. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses for Class A are 1.29%. Had the fee waivers and expense limitations not been in place, the gross expenses for Class A would be 3.03%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 From 1-2-08.

Annual report | Retirement Distribution Portfolio	7

A look at performance

			With
	Period	Without	maximum
	beginning	sales charge	sales charge	Index 1	Index 2	Index 3

Class A	1-2-08	$10,475	$9,952	$10,625	$11,877	$9,168

50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index Blend — Index 1 — is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

S&P 500 Index — Index 3 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or expenses and commissions that would have been incurred if an investor purchased or sold the securities represented in the index, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

8	Retirement Distribution Portfolio | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other portfolio expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on July 1, 2010 with the same investment held until December 31, 2010.

	Account value	Ending value	Expenses paid during
	on 7-1-10	on 12-31-10	period ended 12-31-10[1,2]

Class A	$1,000.00	$1,084.40	$3.63

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Retirement Distribution Portfolio	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on July 1, 2010, with the same investment held until December 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 7-1-10	on 12-31-10	period ended 12-31-10[1,2]

Class A	$1,000.00	$1,021.70	$3.52

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.69% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirecrtly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.52% – 1.00%.

10	Retirement Distribution Portfolio | Annual report

Portfolio summary

Asset Allocation[1]

Fixed Income — Unaffiliated	12%	Fixed Income — Affiliated	37%

Equity — Unaffiliated	12%	Intermediate Bond	27%

Equity — Affiliated	9%	Global Bond	5%

U.S. Mid Cap	6%	Multi-Sector Bond	5%

U.S. Large Cap	3%	Short-Term Investments & Other	30%

1 As a percentage of net assets on 12-31-10.

Annual report | Retirement Distribution Portfolio	11

Portfolio’s investments

As of 12-31-10

	Shares/Par value	Value

Investment Companies 69.54%		$4,160,646

Affiliated Investment Companies 45.78%		2,739,225

Equity (G) 9.29%

John Hancock Funds II 9.29%		556,092

Capital Appreciation, Class NAV (Jennison)	2,585	29,154

Equity-Income, Class NAV (T. Rowe Price)	4,116	58,412

Fundamental Value, Class NAV (Davis)	3,886	58,568

Mid Cap Stock, Class NAV (Wellington) (I)	3,361	58,715

Mid Value, Class NAV (T. Rowe Price)	12,019	175,597

Value, Class NAV (Invesco)	11,836	116,469

Value & Restructuring, Class NAV (Columbia)	5,097	59,177

Fixed Income (G) 36.49%

John Hancock Funds II 36.49%		2,183,133

Active Bond, Class NAV (John Hancock1/Declaration) (A)	29,206	294,397

Core Bond, Class NAV (Wells Capital)	23,724	303,669

Global Bond, Class NAV (PIMCO)	24,481	296,956

Strategic Income Opportunities, Class NAV (John Hancock1) (A)	24,258	264,893

Total Bond Market, Class NAV (Declaration) (A)	44,313	453,761

Total Return, Class NAV (PIMCO)	41,295	569,457

Unaffiliated Investment Companies 23.76%		1,421,421

Fixed Income 12.25%

iShares Barclays 1-3 Year Treasury Bond Fund	350	29,393

iShares Barclays Aggregate Bond Fund	1,600	169,200

iShares Barclays TIPS Bond Fund	530	56,986

iShares iBoxx Investment Grade Corporate Bond Fund	4,400	477,136

Equity 11.51%

WisdomTree High-Yielding Equity Fund	17,700	688,706

Short-Term Investments* 30.08%		$1,799,885

Federal Home Loan Bank Discount Notes, 0.070%, 2-3-11	$1,800,000	1,799,885

Total investments (Cost $5,939,430)† 99.62%		$5,960,531

Other assets and liabilities, net 0.38%		$22,584

Total net assets 100.00%		$5,983,115

Percentages are stated as a percent of net assets.

12	Retirement Distribution Portfolio | Annual report	See notes to financial statements

Notes to Schedule of Investments

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing

† At 12-31-10, the aggregate cost of investment securities for federal income tax purposes was $5,942,666. Net unrealized appreciation aggregated $17,865, of which $119,266 related to appreciated investment securities and $101,401 related to depreciated investment securities.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

1 Manulife Asset Managment (US) LLC is doing business as John Hancock Asset Management.

Underlying Funds’ Investment Managers

Columbia Management Advisors, LLC	(Columbia)
Davis Advisors	(Davis)
Declaration Management/John Hancock Advisors	(Declaration)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates, LLC	(Jennison)
John Hancock Asset Management[1]	(John Hancock)
Pacific Investment Management Company	(PIMCO)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)

See notes to financial statements	Annual report | Retirement Distribution Portfolio	13

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-10

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $3,195,552)	$3,221,306
Investments in affiliated funds, at value (Cost $2,743,878) (Note 7)	2,739,225

Total investments, at value (Cost $5,939,430)	5,960,531
Cash	49,388
Dividends receivable	6,788
Receivable due from adviser	2,717
Other receivables and prepaid expenses	11,802

Total assets	6,031,226

Liabilities

Payable for investments purchased	4,235
Distributions payable	4,665
Payable to affiliates (Note 4)
Accounting and legal services fees	68
Transfer agent fees	991
Trustees’ fees	102
Other liabilities and accrued expenses	38,050

Total liabilities	48,111

Net assets

Capital paid-in	$6,235,895
Accumulated net realized loss on investments	(273,881)
Net unrealized appreciation (depreciation) on investments	21,101

Net assets	$5,983,115

Net asset value per share

Based on net asset values and shares outstanding — the Portfolio has an unlimited number of shares authorized with no par value
Class A ($5,983,115 ÷ 518,309 shares)	$11.54

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$12.15

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	Retirement Distribution Portfolio | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-10

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$119,477
Dividends	86,008
Interest	477

Total investment income	205,962

Expenses

Investment management fees (Note 4)	13,299
Distribution and service fees (Note 4)	16,810
Accounting and legal services fees (Note 4)	787
Transfer agent fees (Note 4)	6,802
Trustees’ fees (Note 4)	267
State registration fees	15,324
Printing and postage	2,548
Professional fees	33,549
Custodian fees	12,000
Registration and filing fees	20,528
Other	1,159

Total expenses	123,073
Less expense reductions (Note 4)	(85,120)

Net expenses	37,953

Net investment income	168,009

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(75,146)
Investments in affiliated issuers	(23,673)
Capital gain distributions received from affiliated underlying funds	66,285
(32,534)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	159,771
Investments in affiliated issuers	191,643
351,414
Net realized and unrealized gain	318,880

Increase in net assets from operations	$486,889

See notes to financial statements	Annual report | Retirement Distribution Portfolio	15

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Year	Year
	ended	ended
	12-31-10	12-31-09

Increase (decrease) in net assets

From operations
Net investment income	$168,009	$174,807
Net realized loss	(32,534)	(153,756)
Change in net unrealized appreciation (depreciation)	351,414	1,049,829

Increase in net assets resulting from operations	486,889	1,070,880

Distributions to shareholders
From net investment income	(167,912)	(174,807)
From net realized gain	(54,983)	(17,462)
From tax return of capital	(74,325)	(71,788)

Total distributions	(297,220)	(264,057)

From Portfolio share transactions (Note 5)	575,237	585,112

Total increase	764,906	1,391,935

Net assets

Beginning of year	5,218,209	3,826,274

End of year	$5,983,115	$5,218,209

16	Retirement Distribution Portfolio | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	12-31-10	12-31-09	12-31-08[1]

Per share operating performance

Net asset value, beginning of year	$11.16	$9.44	$13.18
Net investment income[2]	0.34	0.39	0.46
Net realized and unrealized gain (loss) on investments	0.64	1.93	(3.45)
Total from investment operations	0.98	2.32	(2.99)
Less distributions
From net investment income	(0.34)	(0.40)	(0.58)
From net realized gain	(0.11)	(0.04)	—
From tax return of capital	(0.15)	(0.16)	(0.17)
Total distributions	(0.60)	(0.60)	(0.75)
Net asset value, end of year	$11.54	$11.16	$9.44
Total return (%)[3,4]	8.99	25.35	(23.47)

Ratios and supplemental data

Net assets, end of year (in millions)	$6	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	2.20	2.38	1.71
Expenses net of fee waivers[5]	0.68	0.64	0.60
Net investment income	3.00	3.94	3.97
Portfolio turnover (%)	29	38	16

1 The inception date for Class A shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.52%–1.00%, 0.53%–1.09% and 0.61%–1.13%, for the years ended 12-31-10, 12-31-09 and 12-31-08, respectively.

See notes to financial statements	Annual report | Retirement Distribution Portfolio	17

Notes to financial statements

Note 1 — Organization

John Hancock Retirement Distribution Portfolio (the Portfolio) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Portfolio seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio operates as a “fund of funds” that invest in Class NAV shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the underlying funds of the Portfolio are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolio uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuers specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2010, all investments are categorized as Level 1, except for short-term investments which are Level 2, under the hierarchy discussed above. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolio uses the following valuation techniques: Investments by the Portfolio in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day. Certain short-term securities are valued at amortized cost.

18	Retirement Distribution Portfolio | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Portfolio may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a portfolio to make properly authorized payments. The Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolio and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended December 31, 2010, the Portfolio had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Portfolio intends to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Portfolio has a capital loss carryforward of $270,645 available to offset future net realized capital gains as of December 31, 2010. The loss carryforward expires as follows: December 31, 2017 — $172,106 and December 31, 2018 — $98,539.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolio uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gains, if any, annually. If the Portfolio has not met its distribution goal from net income and capital gains,

Annual report | Retirement Distribution Portfolio	19

then the distributions may consist of a return of capital. The tax character of distributions for the year ended December 31, 2010 and December 31, 2009 was as follows:

	DECEMBER 31, 2010	DECEMBER 31, 2009

Ordinary Income	$222,895	$192,269
Return of Capital	$74,325	$71,788

As of December 31, 2010, the Portfolio has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or JHF III (Affiliated Fund Assets); and (b) a fee on net assets invested in investments other than a fund of the Trust or JHF III (Other Assets). The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.06% of the first $500 million of aggregate net assets and (b) 0.05% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.51% of the first $500 million of aggregate net assets and (b) 0.50% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Portfolio. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of 0.24% of the Portfolio’s average daily net assets.

John Hancock Asset Management a division of Manulife Asset Management (North America) LLC (formerly MFC Global Investment Management (U.S.A.), Limited) and, effective January 1, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (US) LLC) act as subadvisers to the Portfolio. The Portfolio is not responsible for the payment of subadvisory fees.

20	Retirement Distribution Portfolio | Annual report

The Adviser has contractually agreed to waive fees and/or reimburse certain Portfolio level expenses to 0.09% of the Portfolio’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. In addition, fees incurred under any agreement or plans of the Portfolio dealing with services for the shareholders and others with beneficial interest in shares of the Portfolio, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. These expense waivers and/or reimbursements will continue in effect until at least April 30, 2011.

Accordingly, the expense reductions amounted to $85,120 for the year ended December 31, 2010.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the year ended December 31, 2010, the amounts of waived or reimbursed expenses subject to potential recovery and the respective expiration dates were $76,944 — December 1, 2012 and $85,120 — December 1, 2013, respectively. Certain reimbursements or waivers are not subject to recapture.

Accounting and legal services. Pursuant to the service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the year ended December 31, 2010 amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans. The Portfolio has a distribution agreement with the Distributor. The Portfolio has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolio. Accordingly, the Portfolio may pay up to an annual rate of 0.30% of average daily net assets for Class A shares for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $19,302 for the year ended December 31, 2010. Of this amount, $3,381 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,921 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolios and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receive in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Retirement Distribution Portfolio	21

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Portfolio paid a monthly transfer agent fee at an annual rate of 0.015% of average daily net assets.

• The Portfolio paid a monthly fee based on an annual rate of $17.50 shareholder account.

• Signature Services was reimbursed for certain out-of-pocket expenses.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	49,254	$563,290	57,815	$557,996
Distributions reinvested	25,084	284,065	25,434	258,488
Repurchased	(23,740)	(272,118)	(21,074)	(231,372)

Net increase	50,598	$575,237	62,175	$585,112

Affiliates of the Portfolio owned 85% of the shares of beneficial interest of Class A shares on December 31, 2010.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated to $1,448,932 and $2,607,092, respectively, for the year ended December 31, 2010.

Note 7 — Investment in affiliated underlying funds

The Portfolio invests in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2010, the Portfolio held less than 5% of the total net assets in any of the underlying funds.

22	Retirement Distribution Portfolio | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholder of
John Hancock Retirement Distribution Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Retirement Distribution Portfolio (the “Portfolio”), a portfolio of John Hancock Funds II, at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

Annual report | Retirement Distribution Portfolio	23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio paid during its taxable year ended December 31, 2010.

With respect to the ordinary dividends paid by the Portfolio for the fiscal year ended December 31, 2010, 15.15% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders were mailed a 2010 1099-DIV in January 2011. This reflected the total of all distributions that are taxable for calendar year 2010.

24	Retirement Distribution Portfolio | Annual report

Evaluation of Subadvisory Agreement by the Board Of Trustees

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as an additional subadviser to the Retirement Distribution Portfolio (the “Portfolio”), a series of the Trust.

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolio, and the Subadviser relating to the Portfolio (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1. the nature, extent and quality of the services to be provided by the subadviser to the fund;

2. the investment performance of the fund and its subadviser;

3. the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5. comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1. information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3. the subadvisory fee for the fund, including any breakpoints.

Annual report | Retirement Distribution Portfolio	25

The Board approved the Subadvisory Agreement Amendment with the Subadviser for the Portfolio at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1. The subadvisory fees for the Portfolio are paid by the Adviser, not the Portfolio, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for the Portfolio.

2. Approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3. The personnel of John Hancock Asset Management (North America) and the Adviser who have currently and previously managed the assets of the Portfolio, with John Hancock Asset Managment (North America) and the Subadviser, are expected to continue to manage the Portfolio and the Board is generally satisfied with their skill and experience and with the performance of the Portfolio.

4. The performance of the Portfolio as noted below and management’s discussion of the same:

a. The Retirement Distribution Portfolio has outperformed its peer group and benchmark index for the one-year period ended September 30, 2010, and outperformed its benchmark and underperformed its peer group for the period from inception to September 30, 2010.

5. John Hancock Asset Management has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to the Portfolio.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

26	Retirement Distribution Portfolio | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson
Corp. (1997–2000) (financial information publishing). Trustee of John Hancock Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005)
and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Trust and John Hancock Funds II
(since 2005). Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former
Trustee of John Hancock Funds III (2005–2006).

Annual report | Retirement Distribution Portfolio	27

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Trust (since 2008) and
John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Trust (since 2005),
John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

28	Retirement Distribution Portfolio | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock
Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009–2010); Vice
President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since
2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and
John Hancock Trust (2007–2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until
2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Retirement Distribution Portfolio	29

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey
Charles L. Bardelis*	Subadvisers
Peter S. Burgess*	John Hancock Asset Management
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer	The report is certified under the Sarbanes-Oxley
Act, which requires mutual funds and other public
John G. Vrysen	companies to affirm that, to the best of their
Chief Operating Officer	knowledge, the information in their financial reports
is fairly and accurately stated in all material respects.
*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

30	Retirement Distribution Portfolio | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Retirement Distribution Portfolio.	3300A 12/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	2/11

John Hancock

MUTUAL FUNDS

John Hancock

Retirement Rising Distribution Portfolio

Annual Report

12.31.10

Management’s discussion of
Portfolio performance

From the Portfolio Management Team of
John Hancock Asset Management1

Aided by a powerful surge in the final four months of the year, U.S. stocks delivered robust gains for the 12 months ended December 31, 2010. Factors lifting share prices included further progress toward economic recovery, optimism over the Federal Reserve Board’s plans to engage in another round of quantitative easing (QE2) and the extension of tax cuts that had been set to expire at the end of 2010. In the bond market, despite rising yields in the fourth quarter, Treasury yields declined for the year overall, which bolstered bond prices. For the 12 months ended December 31, 2010, the S&P 500 Index returned 15.06%, the Barclays Capital U.S. Aggregate Bond Index returned 6.54% and a blended index using 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index returned 11.29%. Meanwhile, the Morningstar, Inc. average retirement income fund posted an 8.94% gain over the same period.

During the past year, John Hancock Retirement Rising Distribution Portfolio’s Class A shares returned 7.88% at net asset value, trailing the blended index and peer-group average. Defensive asset allocation in the final quarter of the year — reflected in a roughly 32% stake in cash and cash equivalents at year end — was the primary factor detracting from performance. Turning to manager contribution, outperformance by our fixed-income funds modestly outweighed underperformance from our equity funds. In fixed income, the largest contributors were Total Return Fund (PIMCO) and Strategic Income Opportunities Fund (John Hancock), which outperformed their benchmarks by a wide margin. Notable detractors among our equity funds included Mid Value Fund (T. Rowe Price), as its emphasis on larger-capitalization, higher-quality stocks worked against it, given the sizable outperformance of smaller-cap, lower-quality stocks during the period. Mid Cap Stock Fund (Wellington) also underperformed.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

1 Effective 1-1-11, Manulife Asset Management (US) LLC has been added as a subadviser. Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

6	Retirement Rising Distribution Portfolio | Annual report

A look at performance

For the period ended December 31, 2010

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception [1]	1-year	5-year	10-year	inception [1]

Class A	2.49	—	—	–0.15	2.49	—	—	–0.44

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until 4-30-11. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses for Class A are 1.29%. Had the fee waivers and expense limitations not been in place, the gross expenses for Class A would be 3.15%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 From 1-2-08.

Annual report | Retirement Rising Distribution Portfolio	7

A look at performance

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index 1	Index 2	Index 3

Class A	1-2-08	$10,480	$9,956	$10,625	$11,877	$9,168

50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index Blend — Index 1 — is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

S&P 500 Index — Index 3 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or expenses and commissions that would have been incurred if an investor purchased or sold the securities represented in the index, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

8	Retirement Rising Distribution Portfolio | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other Portfolio expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on July 1, 2010 with the same investment held until December 31, 2010.

	Account value	Ending value	Expenses paid during
	on 7-1-10	on 12-31-10	period ended 12-31-10[1,2]

Class A	$1,000.00	$1,078.10	$3.72

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Retirement Rising Distribution Portfolio	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on July 1, 2010, with the same investment held until December 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 7-1-10	on 12-31-10	period ended 12-31-10[1,2]

Class A	$1,000.00	$1,021.60	$3.62

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.71% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.52%–1.06%.

10	Retirement Rising Distribution Portfolio | Annual report

Portfolio summary

Asset Allocation[1]

Fixed Income — Unaffiliated	13%	Fixed Income — Affiliated	39%

Equity — Unaffiliated	7%	Intermediate Bond	22%

Equity — Affiliated	9%	U.S. Government & Agency	9%

U.S. Mid Cap	6%	Multi-Sector Bond	4%

U.S. Large Cap	2%	Global Bond	4%

Real Estate	1%	Short-Term Investments and Other	32%

1 As a percentage of net assets on 12-31-10.

Annual report | Retirement Rising Distribution Portfolio	11

Portfolio’s investments

As of 12-31-10

	Shares/Par value	Value

Investment Companies 68.04%		$3,660,340

Affiliated Investment Companies 48.00%		2,582,372

Equity (G) 9.14%

John Hancock Funds II 9.14%		491,511

Equity-Income, Class NAV (T. Rowe Price)	4,109	58,308

Fundamental Value, Class NAV (Davis)	1,932	29,118

Global Real Estate, Class NAV (Deutsche)	7,370	54,904

Mid Cap Stock, Class NAV (Wellington) (I)	6,668	116,496

Mid Value, Class NAV (T. Rowe Price)	7,971	116,459

Value, Class NAV (Invesco)	11,812	116,226

Fixed Income (G) 38.86%

John Hancock Funds II 38.86%		2,090,861

Active Bond, Class NAV (John Hancock1/Declaration) (A)	23,775	239,648

Core Bond, Class NAV (Wells Capital)	26,506	339,280

Global Bond, Class NAV (PIMCO)	17,292	209,755

Real Return Bond, Class NAV (PIMCO)	38,784	474,332

Strategic Income Opportunities, Class NAV (John Hancock1) (A)	20,136	219,881

Total Bond Market, Class NAV (Declaration) (A)	21,136	216,436

Total Return, Class NAV (PIMCO)	28,392	391,529

Unaffiliated Investment Companies 20.04%		1,077,968

Fixed Income 13.12%

iShares Barclays Aggregate Bond Fund	2,763	292,187

iShares Barclays TIPS Bond Fund	520	55,910

iShares iBoxx Investment Grade Corporate Bond Fund	3,300	357,852

Equity 6.92%

WisdomTree High-Yielding Equity Fund	9,562	372,019

Short-Term Investments* 31.60%		$1,699,891

Federal Home Loan Bank Discount Notes, 0.070%, 2-3-11	$1,700,000	1,699,891

Total investments (Cost $5,455,542)† 99.64%		$5,360,231

Other assets and liabilities, net 0.36%		$19,603

Total net assets 100.00%		$5,379,834

Percentages are stated as a percent of net assets.

12	Retirement Rising Distribution Portfolio | Annual report	See notes to financial statements

Notes to Schedule of Investments

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing security.

† At 12-31-10, the aggregate cost of investment securities for federal income tax purposes was $5,469,094. Net unrealized depreciation aggregated $108,863, of which $93,558 related to appreciated investment securities and $202,421 related to depreciated investment securities.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

Underlying Funds’ Investment Managers

Davis Advisors	(Davis)
Declaration Management/John Hancock Advisors	(Declaration)
Deutsche Asset Management	(Deutsche)
Invesco Advisers, Inc.	(Invesco)
John Hancock Asset Management[1]	(John Hancock)
Pacific Investment Management Company	(PIMCO)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)

See notes to financial statements	Annual report | Retirement Rising Distribution Portfolio	13

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-10

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $2,823,213)	$2,777,859
Investments in affiliated funds, at value (Cost $2,632,329) (Note 7)	2,582,372

Total investments, at value (Cost $5,455,542)	5,360,231
Cash	43,594
Dividends receivable	5,821
Receivable due from adviser	795
Other receivables and prepaid expenses	11,787

Total assets	5,422,228

Liabilities

Payable for investments purchased	3,358
Payable to affiliates (Note 4)
Accounting and legal services fees	65
Transfer agent fees	882
Trustees’ fees	101
Other liabilities and accrued expenses	37,988

Total liabilities	42,394

Net assets

Capital paid-in	$5,807,358
Undistributed net investment income	1,284
Accumulated net realized loss on investments	(333,497)
Net unrealized appreciation (depreciation) on investments	(95,311)

Net assets	$5,379,834

Net asset value per share

Based on net asset values and shares outstanding — the Portfolio has an unlimited number of shares authorized with no par value
Class A ($5,379,834 ÷ 466,954 shares)	$11.52

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$12.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	Retirement Rising Distribution Portfolio | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-10

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$108,586
Dividends	70,675
Interest	461

Total investment income	179,722

Expenses

Investment management fees (Note 4)	11,830
Distribution and service fees (Note 4)	15,262
Accounting and legal services fees (Note 4)	717
Transfer agent fees (Note 4)	6,053
Trustees’ fees (Note 4)	261
State registration fees	15,290
Printing and postage	1,456
Professional fees	31,713
Custodian fees	12,000
Registration and filing fees	20,086
Tax expense	2,684
Other	1,155

Total expenses	118,507
Less expense reductions (Note 4)	(81,608)

Net expenses	36,899

Net investment income	142,823

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(120,692)
Investments in affiliated issuers	25,626
Capital gain distributions received from affiliated underlying funds	69,164
(25,902)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	168,109
Investments in affiliated issuers	104,786

272,895

Net realized and unrealized gain	246,993

Increase in net assets from operations	$389,816

See notes to financial statements	Annual report | Retirement Rising Distribution Portfolio	15

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Year	Year
	ended	ended
	12-31-10	12-31-09

Increase (decrease) in net assets

From operations
Net investment income	$142,823	$149,238
Net realized loss	(25,902)	(136,854)
Change in net unrealized appreciation (depreciation)	272,895	1,002,619

Increase in net assets resulting from operations	389,816	1,015,003

Distributions to shareholders
From net investment income	(227,921)	(155,933)
From net realized gain	(83,344)	(15,415)

Total distributions	(311,265)	(171,348)

From Portfolio share transactions (Note 5)	395,890	221,352

Total increase	474,441	1,065,007

Net assets

Beginning of year	4,905,393	3,840,386

End of year	$5,379,834	$4,905,393

Undistributed net investment income	$1,284	$50,230

16	Retirement Rising Distribution Portfolio | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	12-31-10	12-31-09	12-31-08[1]

Per share operating performance

Net asset value, beginning of year	$11.34	$9.34	$12.70
Net investment income[2]	0.32	0.36	0.41
Net realized and unrealized gain (loss) on investments	0.55	2.05	(3.29)
Total from investment operations	0.87	2.41	(2.88)
Less distributions
From net investment income	(0.51)	(0.37)	(0.48)
From net realized gain	(0.18)	(0.04)	—
Total distributions	(0.69)	(0.41)	(0.48)
Net asset value, end of year	$11.52	$11.34	$9.34
Total return (%)[3,4]	7.88	26.35	(23.21)

Ratios and supplemental data

Net assets, end of year (in millions)	$5	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	2.33[6]	2.55[6]	1.71
Expenses net of fee waivers[5]	0.73[6]	0.69[6]	0.62
Net investment income	2.81	3.54	3.59
Portfolio turnover (%)	29	38	17

1 The inception date for Class A shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.52%–1.06%, 0.53%–1.18% and 0.61%–1.13%, for the periods ended 12-31-10, 12-31-09 and 12-31-08, respectively.
6 Includes tax expense, which was 0.05% of average net assets.

See notes to financial statements	Annual report | Retirement Rising Distribution Portfolio	17

Notes to financial statements

Note 1 — Organization

John Hancock Retirement Rising Distribution Portfolio (the Portfolio) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Portfolio seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio operates as a “fund of funds” that invest in Class NAV shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the underlying funds of the Portfolio are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolio uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuers specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2010, all investments are categorized as Level 1, except for short-term investments which are Level 2, under the hierarchy discussed above. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolio uses the following valuation techniques: Investments by the Portfolio in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day. Certain short-term securities are valued at amortized cost.

18	Retirement Rising Distribution Portfolio | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Portfolio may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a portfolio to make properly authorized payments. The Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolio and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended December 31, 2010, the Portfolio had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Portfolio intends to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolio uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gains, if any, annually. If the Portfolio has not met its distribution goal from net income and capital gains, then the distributions may consist of a return of capital. The tax character of distributions for the year ended December 31, 2010 and December 31, 2009 was as follows:

Annual report | Retirement Rising Distribution Portfolio	19

	DECEMBER 31, 2010	DECEMBER 31, 2009

Ordinary Income	$279,041	$171,348
Long-term capital gains	$32,224	—

As of December 31, 2010, the components of distributable earnings on a tax basis included $57,131 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to short-term capital gain distribution received from underlying funds, wash sale loss deferrals, distribution reclassifications, non-deductible excise tax and treatment of certain realized capital losses.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Portfolio pays the Adviser a management fee for its services to the Portfolio. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or JHF III (Affiliated Fund Assets); and (b) a fee on net assets invested in investments other than a fund of the Trust or JHF III (Other Assets). The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Distribution Portfolio and is equivalent to the sum of: (a) 0.06% of the first $500 million of aggregate net assets and (b) 0.05% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Retirement Distribution Portfolio and is equivalent to the sum of: (a) 0.51% of the first $500 million of aggregate net assets and (b) 0.50% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Portfolio. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of 0.24% of the Portfolio’s average daily net assets.

John Hancock Asset Management a division of Manulife Asset Management (North America) LLC (formerly MFC Global Investment Management (U.S.A.) Limited) and, effective January 1, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (US) LLC) act as subadvisers to the Portfolio. The Portfolio is not responsible for the payment of subadvisory fees.

20	Retirement Rising Distribution Portfolio | Annual report

The Adviser has contractually agreed to waive fees and/or reimburse certain Portfolio level expenses to 0.09% of the Portfolio’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. In addition, fees incurred under any agreement or plans of the Portfolio dealing with services for the shareholders and others with beneficial interest in shares of the Portfolio, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. These expense waivers and/or reimbursements will continue in effect until at least April 30, 2011.

Accordingly, the expense reductions amounted to $81,608 for the year ended December 31, 2010.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the year ended December 31, 2010, the amounts of waived or reimbursed expenses subject to potential recovery and the respective expiration dates were $78,403 — December 1, 2012 and $81,608 — December 1, 2013, respectively. Certain reimbursements or waivers are not subject to recapture.

Accounting and legal services. Pursuant to the service agreement, the Portfolio reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the year ended December 31, 2010 amounted to an annual rate of 0.01% of the Portfolio’s average daily net assets.

Distribution and service plans. The Portfolio has a distribution agreement with the Distributor. The Portfolio has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolio. Accordingly, the Portfolio may pay up to an annual rate of 0.30% of average daily net assets for Class A shares for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,174 for the year ended December 31, 2010. Of this amount, $710 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,464 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Portfolio has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolio and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receive in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Retirement Rising Distribution Portfolio	21

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Portfolio paid a monthly transfer agent fee at an annual rate of 0.015% average daily net assets.

• The Portfolio paid a monthly fee based on an annual rate of $17.50 shareholder account.

• Signature Services was reimbursed for certain out-of-pocket expenses.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	7,729	$88,185	4,488	$50,004
Distributions reinvested	27,103	311,265	16,775	171,348
Repurchased	(303)	(3,560)	—	—
Net increase	34,529	$395,890	21,263	$221,352

Net increase	34,529	$395,890	21,263	$221,352

Affiliates of the Portfolio owned 97% of the shares of beneficial interest of Class A shares on December 31, 2010.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated to $1,284,942 and $2,626,241, respectively, for the year ended December 31, 2010.

Note 7 — Investment in affiliated underlying funds

The Portfolio invests in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2010, the Portfolio held less than 5% of the total net assets in any of the underlying funds.

22	Retirement Rising Distribution Portfolio | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholder of John Hancock Retirement Rising Distribution Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Retirement Rising Distribution Portfolio (the “Portfolio”), a portfolio of John Hancock Funds II, at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

Annual report | Retirement Rising Distribution Portfolio	23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio paid during its taxable year ended December 31, 2010.

The Portfolio has designated distributions to shareholders of $32,224 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Portfolio for the fiscal year ended December 31, 2010, 6.71% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders were mailed a 2010 1099-DIV in January 2011. This reflected the total of all distributions that are taxable for calendar year 2010.

24	Retirement Rising Distribution Portfolio | Annual report

Evaluation of Subadvisory Agreement by the Board Of Trustees

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as an additional subadviser to the Retirement Rising Distribution Portfolio (the “Portfolio”), a series of the Trust.

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolio, and the Subadviser relating to the Portfolio (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1. the nature, extent and quality of the services to be provided by the subadviser to the fund;

2. the investment performance of the fund and its subadviser;

3. the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5. comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1. information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3. the subadvisory fee for the fund, including any breakpoints.

Annual report | Retirement Rising Distribution Portfolio	25

The Board approved the Subadvisory Agreement Amendment with the Subadviser for the Portfolio at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1. The subadvisory fees for the Portfolio are paid by the Adviser, not the Portfolio, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for the Portfolio.

2. Approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3. The personnel of John Hancock Asset Management (North America) and the Adviser who have currently and previously managed the assets of the Portfolio, with John Hancock Asset Management (North America) and the Subadviser, are expected to continue to manage the Portfolio and the Board is generally satisfied with their skill and experience and with the performance of the Portfolio.

4. The performance of the Portfolio as noted below and management’s discussion of the same:

a. The Retirement Rising Distribution Portfolio has outperformed its peer group and benchmark index for the one-year period ended September 30, 2010, and outperformed its benchmark and underperformed its peer group for the period from inception to September 30, 2010.

5. John Hancock Asset Management has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to the Portfolio.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

26	Retirement Rising Distribution Portfolio | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson
Corp. (1997–2000) (financial information publishing). Trustee of John Hancock Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005)
and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Trust and John Hancock Funds II
(since 2005). Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former
Trustee of John Hancock Funds III (2005–2006).

Annual report | Retirement Rising Distribution Portfolio	27

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Trust (since 2008) and
John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Trust (since 2005),
John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

28	Retirement Rising Distribution Portfolio | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock
Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009–2010); Vice
President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since
2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and
John Hancock Trust (2007–2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until
2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Retirement Rising Distribution Portfolio	29

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey
Charles L. Bardelis*	Subadvisers
Peter S. Burgess*	John Hancock Asset Management
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer	The report is certified under the Sarbanes-Oxley
Act, which requires mutual funds and other public
John G. Vrysen	companies to affirm that, to the best of their
Chief Operating Officer	knowledge, the information in their financial reports
is fairly and accurately stated in all material respects.
*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

30	Retirement Rising Distribution Portfolio | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Retirement Rising Distribution Portfolio.	3320A 12/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	2/11

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Trust

John Hancock Funds

John Hancock Funds II

John Hancock Funds III

Sarbanes-Oxley Code of Ethics

for

Principal Executive, Principal Financial Officers & Treasurer

I.                   Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds[1], John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

⇒      honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

⇒      full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

⇒      compliance with applicable laws and governmental rules and regulations;

⇒      the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

⇒      accountability for adherence to the Code.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.                Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Covered Officer should not be placed improperly before the interest of the Fund.

*                      *                      *

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Each Covered Officer must:

⇒      not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

⇒      not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

⇒      not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

⇒      service as a director/trustee on the board of any public or private company;

⇒      the receipt of any non-nominal gifts;

⇒      the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

⇒      any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

⇒      a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.             Disclosure & Compliance

⇒      Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

⇒      Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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⇒      Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

⇒      It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.              Reporting & Accountability

Each Covered Officer must:

⇒      upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

⇒      annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

⇒      not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

⇒      notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

⇒      report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

⇒      the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

⇒      if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

⇒      any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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⇒      if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

⇒      the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

⇒      any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.                 Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.              Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.           Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.        Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of September 2010)

John Hancock Trust

⇒      Principal Executive Officer and President – Hugh McHaffie

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Michael J. Leary

John Hancock Funds

⇒      Principal Executive Officer and President – Keith Hartstein

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Salvatore Schiavone

John Hancock Funds II

⇒      Principal Executive Officer and President – Hugh McHaffie

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Michael J. Leary

John Hancock Funds III

⇒      Principal Executive Officer and President – Keith Hartstein

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Salvatore Schiavone

[1] John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2010: $160,644
2009: $175,604

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:

2010: $42,233
2009: $38,646

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c) TAX FEES:

2010: $13,906
2009: $13,501

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES:

2010: $777
2009: $7,836

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,702,253 for the fiscal year ended December 31, 2010 and $5,891,473 for the fiscal year ended December 31, 2009.

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included with Item 1.
(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: February 24, 2011

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 24, 2011